Execution Version CREDIT AGREEMENT dated as of May 29, 2026 among IE US HARDWARE 3 LLC, as the Company, THE LENDERS PARTY HERETO, CSC DELAWARE TRUST COMPANY, as Administrative Agent, and GOLDMAN SACHS BANK USA, and JPMORGAN CHASE BANK, N.A. as Joint Lead Arrangers and Joint Bookrunners Certain confidential information contained in this document, marked by [***], has been omitted because it is both not material and is the type that IREN Limited treats as private or confidential Exhibit 10.35 ii TABLE OF CONTENTS ARTICLE I DEFINITIONS Section 1.01. Defined Terms ........................................................................................................ 1 Section 1.02. Interpretative Provision ......................................................................................... 18 Section 1.03. Rates ...................................................................................................................... 19 ARTICLE II THE CREDITS Section 2.01. Commitments ........................................................................................................ 19 Section 2.02. Loans and Borrowings .......................................................................................... 19 Section 2.03. Requests for Borrowings ....................................................................................... 20 Section 2.04. Funding of Borrowings ......................................................................................... 20 Section 2.05. [Reserved] ............................................................................................................. 20 Section 2.06. Termination of Commitments ............................................................................... 20 Section 2.07. Evidence of Debt................................................................................................... 21 Section 2.08. Scheduled Payment of Loans ................................................................................ 21 Section 2.09. Prepayment of Loans ............................................................................................ 22 Section 2.10. Fees ....................................................................................................................... 25 Section 2.11. Interest................................................................................................................... 26 Section 2.12. Illegality of Term SOFR ....................................................................................... 26 Section 2.13. Increased Costs ..................................................................................................... 27 Section 2.14. Funding Losses ..................................................................................................... 28 Section 2.15. Taxes ..................................................................................................................... 28 Section 2.16. Payments Generally; Pro Rata Treatment; Sharing of Set-offs ............................ 33 Section 2.17. Mitigation Obligations; Replacement of Lenders ................................................. 34 Section 2.18. Inability to Determine Rates ................................................................................. 35 Section 2.19. Defaulting Lenders ................................................................................................ 36 Section 2.20. [Reserved] ............................................................................................................. 37 Section 2.21. Benchmark Replacement ...................................................................................... 37 ARTICLE III REPRESENTATIONS AND WARRANTIES ARTICLE IV CONDITIONS PRECEDENT Section 4.01. Conditions Precedent to Closing Date .................................................................. 39 Section 4.02. All Credit Events................................................................................................... 39 ARTICLE V AFFIRMATIVE COVENANTS

iii Section 7.01. Events of Default .................................................................................................. 39 Section 7.02. Remedies Upon Event of Default ......................................................................... 40 Section 7.03. [Reserved] ............................................................................................................. 40 Section 7.04. Application of Funds............................................................................................. 40 ARTICLE VIII THE ADMINISTRATIVE AGENT Section 8.01. Appointment and Authority .................................................................................. 41 Section 8.02. Administrative Agent in its Individual Capacity .................................................. 42 Section 8.03. Liability of Administrative Agent ......................................................................... 43 Section 8.04. Reliance by Administrative Agent ........................................................................ 44 Section 8.05. Delegation of Duties ............................................................................................. 45 Section 8.06. Successor Agents .................................................................................................. 45 Section 8.07. Non-Reliance on the Administrative Agent and Other Lenders ........................... 46 Section 8.08. No Other Duties, Etc ............................................................................................. 46 Section 8.09. Administrative Agent May File Proofs of Claim .................................................. 46 Section 8.10. Collateral and Guaranty Matters ........................................................................... 47 Section 8.11. [Reserved] ............................................................................................................. 47 Section 8.12. Indemnification ..................................................................................................... 47 Section 8.13. Appointment of Supplemental Agents .................................................................. 48 Section 8.14. Withholding .......................................................................................................... 49 Section 8.15. Enforcement .......................................................................................................... 49 Section 8.16. Lead Arrangers ...................................................................................................... 50 Section 8.17. Lender Representations ......................................................................................... 50 ARTICLE IX MISCELLANEOUS Section 9.01. Notices .................................................................................................................. 50 Section 9.02. Survival of Representations and Warranties ......................................................... 52 Section 9.03. Binding Effect ....................................................................................................... 52 Section 9.04. Successors and Assigns ......................................................................................... 52 Section 9.05. Expenses; Indemnity ............................................................................................. 60 Section 9.06. Right of Set-off ..................................................................................................... 62 Section 9.07. Applicable Law ..................................................................................................... 62 Section 9.08. Waivers; Amendment ........................................................................................... 63 Section 9.09. Interest Rate Limitation ........................................................................................ 66 Section 9.10. Entire Agreement .................................................................................................. 66 Section 9.11. Waiver of Jury Trial .............................................................................................. 67 Section 9.12. Severability ........................................................................................................... 67 ARTICLE VI NEGATIVE COVENANTS ARTICLE VII EVENTS OF DEFAULT iv Section 9.13. Counterparts .......................................................................................................... 67 Section 9.14. Headings ............................................................................................................... 67 Section 9.15. Jurisdiction; Consent to Service of Process .......................................................... 68 Section 9.16. Confidentiality ...................................................................................................... 68 Section 9.17. Communications ................................................................................................... 71 Section 9.18. [Reserved] ............................................................................................................. 72 Section 9.19. PATRIOT Act and Similar Legislation ................................................................ 72 Section 9.20. Judgment ............................................................................................................... 73 Section 9.21. No Fiduciary Duty ................................................................................................ 73 Section 9.22. Acknowledgement and Consent to Bail-In of Affected Financial Institutions ..... 73 Section 9.23. Certain ERISA Matters ......................................................................................... 74 Section 9.24. Acknowledgement Regarding Status of Loans as Non-Securities ....................... 75 Section 9.25. Acknowledgment Regarding Any Supported QFCs ............................................. 75 Section 9.26. Erroneous Payments .............................................................................................. 76

v Exhibits and Schedules Exhibit A-1 Form of Assignment and Acceptance Exhibit A-2 Form of Affiliated Lender Assignment and Acceptance Exhibit B Form of Prepayment Notice Exhibit C Form of Borrowing Request Exhibit D Form of Delayed Draw Loan Note Exhibit E-1 Form of Tax Certificate - (For Non-U.S. Lenders That Are Not Partnerships For U.S. Federal Income Tax Purposes) Exhibit E-2 Form of Tax Certificate - (For Non-U.S. Participants That Are Not Partnerships For U.S. Federal Income Tax Purposes) Exhibit E-3 Form of Tax Certificate - (For Non-U.S. Participants That Are Partnerships For U.S. Federal Income Tax Purposes) Exhibit E-4 Form of Tax Certificate - (For Non-U.S. Lenders That Are Partnerships For U.S. Federal Income Tax Purposes) Exhibit F Form of Administrative Questionnaire Schedule 2.01 Commitments Schedule 2.08 Amortization Schedule Schedule 9.04(e) Dutch Auction 1 CREDIT AGREEMENT dated as of May 29, 2026 (as amended, amended and restated, supplemented or otherwise modified, this “Agreement”), by and among IE US HARDWARE 3 LLC, a Delaware limited liability company (the “Company”), the LENDERS party hereto from time to time, and CSC DELAWARE TRUST COMPANY, as administrative agent (in such capacity, together with any successor administrative agent appointed pursuant to the provisions of Article VIII, the “Administrative Agent”). WITNESSETH: WHEREAS, as of the date hereof and the Closing Date, the Company is a wholly owned indirect Subsidiary of Parent; WHEREAS, the Company has entered into (i) that certain Common Terms Agreement, dated as of the date hereof, with the Collateral Agent, the Intercreditor Agent, the Administrative Agent and the other Financing Parties and Secured Debt Representatives from time to time party thereto with respect to the financing of the Project (the “Common Terms Agreement”), (ii) that certain Note Purchase Agreement, dated as of the date hereof, with the Purchasers from time to time party thereto (the “Note Purchase Agreement”) and (iii) that certain Intercreditor Agreement, dated as of the date hereof, with the Collateral Agent, Administrative Agent, Intercreditor Agent and the other Secured Parties party thereto (the “Intercreditor Agreement”); WHEREAS, the Company has requested that the Lenders provide Delayed Draw Loan Commitments in an aggregate amount not in excess of $1,545,000,000; WHEREAS, the proceeds of the Loans will be used to, among other things, fund portions of the Acquisition, fund the Debt Service Reserve Account to satisfy the then-effective Debt Service Reserve Requirement, fund the OpEx Reserve Account to satisfy the then-effective OpEx Reserve Requirement and pay transaction costs and expenses incurred therewith and the other Transactions; and WHEREAS, the Lenders are willing to extend such Loans to the Company on the terms and subject to the conditions set forth herein. NOW THEREFORE, in consideration of the premises and the covenants and agreements contained herein, the parties hereto agree as follows: ARTICLE I DEFINITIONS Section 1.01. Defined Terms. Each capitalized term used and not otherwise defined herein (including in the preamble, recitals, exhibits and schedules hereto) shall have the meaning assigned to such term (whether directly or by reference to another agreement or document) in the Common Terms Agreement. In addition, as used in this Agreement, the following terms shall have the meanings specified below: “Administrative Agent” shall have the meaning assigned to such term in the introductory paragraph of this Agreement.

2 “Administrative Agent’s Account” shall mean the account of the Administrative Agent at CSC Delaware Trust Company; Bank Name: US Bank; Address: 5065 Wooster Road, Cincinnati, OH 45226; ABA Routing Number: [***]; Swift Code: [***]; Account Name: CSC Delaware Trust Company; Account Number: [***]; FFC: [***], or such other account as the Administrative Agent may hereafter designate in writing as such to the Company and the Lenders. “Administrative Questionnaire” shall mean an Administrative Questionnaire in substantially the form of Exhibit F. “Affected Financial Institution” shall mean (a) any EEA Financial Institution or (b) any UK Financial Institution. “Affiliated Lender” shall mean, at any time, any Lender that is the Parent or any other Affiliate of the Company other than any natural person. “Affiliated Lender Assignment and Acceptance” shall have the meaning assigned to such term in Section 9.04(e)(v). “Affiliated Lender Cap” shall have the meaning assigned to such term in Section 9.04(e)(iii). “Agent Default Period” shall mean any time when the Administrative Agent has, or has a direct or indirect parent company that has, become the subject of a proceeding under any bankruptcy or insolvency laws, or has had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity, or has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in any such proceeding or appointment. “Agent Parties” shall mean the Administrative Agent or any of its or their Affiliates or any of their respective officers, directors, employees, agents, advisors or representatives. “Agent-Related Persons” shall mean the Administrative Agent, together with its respective Affiliates and the officers, directors, employees, partners, agents, advisors, attorneys-in-fact and other representatives of such Persons and Affiliates. “Agreement” shall have the meaning assigned to such term in the introductory paragraph of this Agreement. “Amortization Amount” shall have the meaning assigned to such term in Section 2.08(a). “Amortization Schedule” shall have the meaning assigned to such term in Section 2.08(a). “Amortization Start Date” shall mean, in respect of a Tranche, the Monthly Payment Date occurring immediately after the date that is the earlier of (a) 5 months after the First Delayed Draw Funding Date (Tranche) with respect to such Tranche, which date shall be extended in the event that (x) the GPU Servers with respect to such Tranche are delivered prior to its scheduled delivery 3 date under the Dell Purchase Agreement, or (y) following any delay in acceptance of such Tranche by the Customer under the Customer Contract, in each case, day for day for the period of time that has elapsed between, as applicable, such early delivery and the scheduled delivery date for such Tranche or the date upon which such Tranche was accepted by the Customer when referenced against the date upon which such Tranche was delivered to Customer for acceptance, subject to a maximum extension of 1 month and (b) the second Monthly Payment Date immediately following the date on which such Tranche is accepted. “Applicable Margin” shall mean: (a) for Term SOFR Loans, a percentage per annum equal to (i) 2.5%, (ii) 2.375% if the Company has an investment grade public rating of BBB or higher by DBRS, Baa3 or higher by Moody’s or BBB- or higher by Fitch or (iii) 2.25% if the Company has an investment grade public rating of A (low) or higher by DBRS, A- or higher by Fitch or A3 or higher by Moody’s; and (b) for Base Rate Loans, a percentage per annum equal to (i) 1.5%, (ii) 1.375% if the Company has an investment grade public rating of BBB or higher by DBRS, Baa3 or higher by Moody’s or BBB- or higher by Fitch or (iii) 1.25% if the Company has an investment grade public rating of A (low) or higher by DBRS, A- or higher by Fitch or A3 or higher by Moody’s; provided that in the event the Company does not have a rating by any of DBRS, Fitch or Moody’s, the Applicable Margin in the foregoing clause (a)(i) or (b)(i), as applicable, shall apply. “Approved Fund” shall mean any Person (other than a natural person) that is a financial institution engaged in making, purchasing, holding, or investing in bank loans and similar extensions of credit in the ordinary course and that is administered or managed by a Lender, an Affiliate of a Lender or an entity or an Affiliate of an entity that administers or manages a Lender. “Assignment and Acceptance” shall mean an assignment and acceptance entered into by a Lender and an assignee and acknowledged by the Administrative Agent and the Company (if required pursuant to Section 9.04(b)), in substantially the form of Exhibit A-1. “Attorney Costs” shall mean and include all reasonable and documented fees, expenses and disbursements of any law firm or other external legal counsel. “Available Tenor” shall mean, as of any date of determination and with respect to the then- current Benchmark, as applicable, (a) if such Benchmark is a term rate, any tenor for such Benchmark (or component thereof) that is or may be used for determining the length of an Interest Period pursuant to this Agreement or (b) otherwise, any payment period for interest calculated with reference to such Benchmark (or component thereof) that is or may be used for determining any frequency of making payment of interest calculated with reference to such Benchmark, in each case, as of such date, and not including, for the avoidance of doubt, any tenor for such Benchmark that is then-removed from the definition of “Interest Period” pursuant to clause (e) of Section 2.21. “Bail-In Action” shall mean the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution.

4 “Bail-In Legislation” shall mean (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation, rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule and (b) with respect to the United Kingdom, Part 1 of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings). “Bankruptcy Event of Default” shall mean an Event of Default as defined in Sections 7.1(h) or 7.1(i) of the Common Terms Agreement. “Base Rate” shall mean, for any day, a rate per annum equal to the highest of (a) the sum of one-half of one percent (0.50%) per annum and the Federal Funds Effective Rate, (b) the Prime Rate on such day and (c) Term SOFR on such day for an Interest Period of one (1) month (provided that, if such rate shall, at any time, be less than the Floor, such rate shall be deemed to be the Floor for all purposes herein). Any change in the Base Rate due to a change in the Term SOFR shall be effective from and including the effective date of such change in the Prime Rate, the Federal Funds Effective Rate or Term SOFR, respectively. “Base Rate Loan” shall mean a Loan that bears interest based on the Base Rate. “Base Rate Term SOFR Determination Day” shall have the meaning assigned to such term in clause (b) of the definition of “Term SOFR”. “Benchmark” shall mean, initially, the Term SOFR Reference Rate; provided that, if a Benchmark Transition Event has occurred with respect to the Term SOFR Reference Rate or the then-current Benchmark, then “Benchmark” shall mean the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to Section 2.21. “Benchmark Replacement” shall mean, with respect to any Benchmark Transition Event, the sum of: (a) the alternate benchmark rate that has been selected by the Administrative Agent (acting at the direction of the Required Lenders) and the Company giving due consideration to (i) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement for the then-current Benchmark for U.S. Dollar-denominated syndicated credit facilities at such time in the United States and (b) the related Benchmark Replacement Adjustment; provided that, if the Benchmark Replacement as so determined pursuant to the above would be less than the Floor, the Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Loan Documents; provided, further that any such Benchmark Replacement shall, unless otherwise determined by the Company in consultation with the Administrative Agent (acting at the direction of the Required Lenders), be made in a manner that is intended to comply with the terms of United States Treasury Regulations Section 1.1001-6 so as not to be treated as a “modification” (and therefore an exchange) of any Loans for purposes of Treasury Regulations Section 1.1001-3. 5 “Benchmark Replacement Adjustment” shall mean, with respect to any replacement of the then-current Benchmark with an Unadjusted Benchmark Replacement, the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Administrative Agent (acting at the direction of the Required Lenders) and the Company giving due consideration to (a) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body or (b) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for U.S. Dollar-denominated syndicated credit facilities at such time; provided that the determination of any such Benchmark Replacement Adjustment shall, unless otherwise determined by the Company in consultation with the Administrative Agent (acting at the direction of the Required Lenders), be made in a manner that is intended to comply with the terms of United States Treasury Regulations Section 1.1001-6 so as not to be treated as a “modification” (and therefore an exchange) of any Loans for purposes of Treasury Regulations Section 1.1001-3. “Benchmark Replacement Date” shall mean, with respect to any Benchmark, the earliest to occur of the following events with respect to the then-current Benchmark: (a) in the case of clause (a) or (b) of the definition of “Benchmark Transition Event,” the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide all Available Tenors of such Benchmark (or such component thereof); or (b) in the case of clause (c) of the definition of “Benchmark Transition Event,” the first date on which such Benchmark (or the published component used in the calculation thereof) has been determined and announced by or on behalf of the administrator of such Benchmark (or such component thereof) or the regulatory supervisor for the administrator of such Benchmark (or such component thereof) to be non-representative or non-compliant with or non-aligned with the IOSCO Principles; provided that such non-representativeness, non-compliance or non-alignment will be determined by reference to the most recent statement or publication referenced in such clause (c) and even if any Available Tenor of such Benchmark (or such component thereof) continues to be provided on such date. For the avoidance of doubt, the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (a) or (b) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof). “Benchmark Transition Event” shall mean, with respect to any Benchmark, the occurrence of one or more of the following events with respect to the then-current Benchmark: (a) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation

6 thereof) announcing that such administrator has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); (b) a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Board, the Federal Reserve Bank of New York, the Term SOFR Administrator, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), in each case, which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); or (c) a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) or the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that all Available Tenors of such Benchmark (or such component thereof) are no longer, or as of a specified future date will no longer be, representative or in compliance with or aligned with the IOSCO Principles. For the avoidance of doubt, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof). “Benchmark Transition Start Date” shall mean, in the case of a Benchmark Transition Event, the earlier of (a) the applicable Benchmark Replacement Date and (b) if such Benchmark Transition Event is a public statement or publication of information of a prospective event, the ninetieth (90th) day prior to the expected date of such event as of such public statement or publication of information (or if the expected date of such prospective event is fewer than ninety (90) days after such statement or publication, the date of such statement or publication). “Benchmark Unavailability Period” shall mean, with respect to any Benchmark, the period (if any) (a) beginning at the time that a Benchmark Replacement Date has occurred if, at such time, no Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 2.21 and (b) ending at the time that a Benchmark Replacement has replaced then-current Benchmark for all purposes hereunder and under any Loan Document in accordance with Section 2.21. 7 “Benefit Plan” shall mean any (a) “employee benefit plan” (as defined in ERISA) that is subject to Title I of ERISA, (b) “plan” as defined in and subject to Section 4975 of the Code or (c) Person whose assets include (for purposes of ERISA Section 3(42) or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) the assets of any such “employee benefit plan” or “plan”. “BHC Act Affiliate” of a party shall mean an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party. “Borrowing” shall mean a group of Loans under the Facility and made on a single date to the Company. “Borrowing Request” shall mean a request by the Company in accordance with the terms of Section 2.03 and substantially in the form of Exhibit C. “Business Day” shall mean any day of the year, other than a Saturday, Sunday or other day on which commercial banks are authorized to close under the laws of, or are in fact closed in, the state of New York, United States or in the state of New South Wales, Australia; provided that, when used in connection with a SOFR Loan, or any other calculation or determination involving SOFR, the term “Business Day” shall mean any day that is only a U.S. Government Securities Business Day. “Change in Law” shall mean (a) the adoption or implementation of any treaty, law, rule or regulation after the date hereof, (b) any change in law, rule or regulation or in the interpretation or application thereof by any Governmental Authority after the date hereof or (c) compliance by any Lender (or, for purposes of Section 2.13(b), by any lending office of such Lender or by such Lender’s holding company, if any) with any written request, guideline or directive (whether or not having the force of law but if not having the force of law, then being one with which the relevant party would customarily comply) of any Governmental Authority made or issued after the date hereof; provided that, notwithstanding anything herein to the contrary, (i) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, regulations, guidelines or directives thereunder or issued in connection therewith and (ii) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or United States or foreign regulatory agencies, in each case, pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted or issued. “Charges” shall have the meaning assigned to such term in Section 9.09. “Collateral Agent” shall mean CSC Delaware Trust Company or any successor thereof appointed in accordance with the Common Terms Agreement. “Commitment Termination Date” shall mean the last day of the Delayed Draw Availability Period. “Commitments” shall mean, collectively, with respect to any Lender, such Lender’s Delayed Draw Loan Commitments.

8 “Common Terms Agreement” shall have the meaning assigned to such term in the recitals. “Communications” shall have the meaning assigned to such term in Section 9.17(a). “Company” shall have the meaning assigned to such term in the introductory paragraph of this Agreement. “Company Materials” shall have the meaning assigned to such term in Section 9.17(b). “Conforming Changes” shall mean, with respect to either the use or administration of Term SOFR or the use, administration, adoption or implementation of any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Base Rate,” the definition of “Business Day,” the definition of “U.S. Government Securities Business Day,” the definition of “Interest Period” or any similar or analogous definition (or the addition of a concept of “interest period”), timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, the applicability and length of lookback periods, the applicability of Section 2.21 and other technical, administrative or operational matters) that the Administrative Agent (acting at the direction of the Required Lenders) decides may be appropriate to reflect the adoption and implementation of any such rate or to permit the use and administration thereof by the Administrative Agent in a manner substantially consistent with market practice (or, if the Administrative Agent (acting at the direction of the Required Lenders) decides that adoption of any portion of such market practice is not administratively feasible or if the Administrative Agent determines that no market practice for the administration of any such rate exists, in such other manner of administration as the Administrative Agent (acting at the direction of the Required Lenders) decides is necessary in connection with the administration of this Agreement and the other Loan Documents). “Connection Income Taxes” shall mean Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes. “Covered Entity” shall mean any of the following: (a) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (b) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (c) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b). “Covered Party” shall have the meaning assigned to it in Section 9.25. “Credit Event” shall mean each Credit Extension by a Lender. 9 “Credit Extension” shall mean a Borrowing requiring a Borrowing Request to be provided by the Company. “Debt Fund Affiliate” shall mean an Affiliated Lender that is, on a bona fide basis, engaged in, or advises funds or other investment vehicles that are engaged in, making, purchasing, holding or otherwise investing in commercial loans, bonds and similar extensions of credit in the ordinary course, is not organized for the purpose of making equity investments, and with respect to which (a) any such Debt Fund Affiliate has in place customary information barriers between it and the Company and any Affiliate of the Company that is not primarily engaged in the investing activities described above and (b) its managers have fiduciary duties to the investors thereof independent of and in addition to their duties to the Company and any Affiliate of the Company and with respect to which none of the Parent, the Company, any investor in the Parent or any Affiliate of the Parent makes investment decisions or has the power, directly or indirectly, to direct or cause the direction of such Affiliated Lenders’ investments decisions and that is not (a) a natural person or (b) the Parent or a Subsidiary of the Parent. “Debtor Relief Laws” shall mean the Bankruptcy Code of the United States and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect and affecting the rights of creditors generally. “Default Rate” shall have the meaning assigned to such term in Section 2.11(b). “Default Right” shall have the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable. “Defaulting Lender” shall mean any Lender that (a) has failed to (i) fund all or any portion of its Loans within three (3) Business Days of the date such Loans were required to be funded hereunder unless such Lender notifies the Administrative Agent and the Company in writing that such failure is the result of such Lender’s determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied, or (ii) pay to the Administrative Agent or any other Lender any amount required to be paid by it hereunder within three (3) Business Days of the date when due, unless the subject of a good faith dispute or subsequently cured, (b) has notified in writing the Company or the Administrative Agent that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect (in respect of which the Administrative Agent has received written notification from the Company or any Lender) (unless such writing or public statement relates to such Lender’s obligation to fund a Loan hereunder and states that such position is based on such Lender’s determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied) with respect to its funding obligations, under the Facility or under other agreements generally in which it commits to extend credit, (c) has failed, within three (3) Business Days after request by the Administrative Agent (acting at the direction of the Required Lenders), to confirm that it will comply with its funding obligations under the Facility (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by the Administrative

10 Agent and the Company) or (d) in respect of which the Administrative Agent has received written notification from the Company that such Lender has, or has a direct or indirect parent company that has, become the subject of a proceeding under a Bail-In Action or any bankruptcy or insolvency laws, or has had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity, or has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in any such proceeding or appointment; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any equity interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. Any determination by the Administrative Agent (in each case, acting at the direction of the Required Lenders) that a Lender is a Defaulting Lender under any one or more of clauses (a) through (d) above shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender upon delivery of written notice of such determination to the Company and each Lender. “Delayed Draw Availability Period” shall mean the period beginning on the Closing Date and ending on the earlier to occur of (a) the date on which the Delayed Draw Loan Commitments are reduced to zero and (b) the one-year anniversary of the Closing Date or, if the Company gives written notice prior to the one-year anniversary of the Closing Date of the occurrence of an Excluded Delay under the Customer Contract, a later date which shall be no later than fifteen (15) months after the Closing Date, which date shall be automatically extended by sixty (60) days if the Company issues a written notice to the Administrative Agent pursuant to Section 6.6(c) of the Common Terms Agreement that it intends to deliver additional GPU Servers to the Customer after the T4 Acceptance Date. “Delayed Draw Funding Date” shall mean one or more dates on which Loans are made and the conditions precedent set forth in Section 3.3 of the Common Terms Agreement are satisfied or waived by the Required Lenders on such date in accordance with the terms thereof. “Delayed Draw Loan Commitment” shall mean, with respect to any Lender, the amount set forth on Schedule 2.01 under the heading “Delayed Draw Loan Commitment”. The aggregate principal amount of the Delayed Draw Loan Commitments on the date hereof is $1,545,000,000. “Disqualified Lender” shall mean: (a) any “vulture” fund, loan-to-own fund, distressed debt fund or hedge fund or other entity with a primary focus on loan-to-own transactions, distressed debt transactions or nonperforming loans, in each case excluding any person, team, division, department or branch of any such fund or entity that primarily makes, purchases, holds or otherwise invests in commercial loans, bonds and similar extensions of credit in the ordinary course and whose managers have fiduciary duties to the third-party investors in such fund or investment vehicle; 11 (b) those Persons identified by the Company to the Administrative Agent in writing on or prior to the date hereof; (c) any competitor of the Company or the Parent, including, without limitation, any competitor that is identified in writing (which list of competitors may be supplemented by the Company after the date hereof by means of a written notice to the Administrative Agent, but which supplementation shall not apply retroactively to disqualify any previously acquired assignment or participation in any Loan); and (d) any Affiliate of any Person described in clause (b) and (c) above that is either identified in writing to the Administrative Agent or readily identifiable on the basis of such Affiliate’s name; it being understood and agreed that the identification of any Person as a Disqualified Lender after the date hereof shall not apply to retroactively disqualify any previously acquired assignment or participation interest in any Loan. “Disqualified Person” shall have the meaning assigned to such term in Section 9.04(d)(ii). “Early Prepayment Premium” shall have the meaning assigned to such term in Section 2.09(d)(i). “EEA Financial Institution” shall mean (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent. “EEA Member Country” shall mean any of the member states of the European Union, Iceland, Liechtenstein, and Norway. “EEA Resolution Authority” shall mean any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution. “Eligible Assignee” shall mean (a) a Lender, (b) an Affiliate of a Lender, (c) an Approved Fund and (d) any other Person, other than, in each case, (i) a natural person, (ii) a Defaulting Lender or (iii) a Disqualified Lender. “Erroneous Payment” shall have the meaning assigned to it in Section 9.26(a). “Erroneous Payment Demand” shall have the meaning assigned to it in Section 9.26(a). “Erroneous Payment Subrogation Rights” shall have the meaning assigned to it in Section 9.26(d).

12 “EU Bail-In Legislation Schedule” shall mean the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time. “Excluded Taxes” shall mean, with respect to the Administrative Agent, any Lender or any other recipient of any payment to be made by or on account of any obligation of the Company hereunder, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, any U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan or Commitment pursuant to a law in effect on the date on which (i) such Lender acquires such interest in the Loan or Commitment (other than pursuant to an assignment request by the Company under Section 2.17) or (ii) such Lender changes its lending office, except in each case to the extent that, pursuant to Section 2.15, amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its lending office, (c) Taxes attributable to such recipient’s failure to comply with Section 2.15(e) and Section 2.15(g) and (d) any Taxes imposed under FATCA. “Facility” shall mean the Delayed Draw Loan Commitments and the Loans. “FATCA” shall mean Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version to the extent substantively comparable and not materially more onerous to comply with), any current or future regulations and official interpretations thereof and any agreements entered into pursuant to Section 1471(b)(1) of the Code and any law, regulation, rule, promulgation, guidance notes, practices or official agreement implementing an official government agreement, treaty or convention with respect to the foregoing. “Federal Funds Effective Rate” shall mean, for any day, the weighted average (rounded upward, if necessary, to the next 1/100 of 1%) of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, provided that, if the Federal Funds Effective Rate as so determined would be less than zero, such rate shall be deemed to be zero for the purposes of this Agreement. “First Delayed Draw Funding Date (Facility)” means the first Delayed Draw Funding Date with respect to the Facility. “First Delayed Draw Funding Date (Tranche)” means, with respect to any Tranche, the first Delayed Draw Funding Date with respect to Loans relating to such Tranche. “Floor” shall mean a rate of interest equal to 0.00%. “Foreign Lender” shall mean a Lender that is not a U.S. Person. 13 “Indemnified Liabilities” shall have the meaning assigned to such term in Section 8.12. “Indemnified Taxes” shall mean (a) Taxes imposed on or with respect to any payment made by or on account of any obligation of the Company under any Loan Document and (b) to the extent not otherwise described in clause (a), Other Taxes, other than, in the case of clauses (a) and (b), Excluded Taxes. “Indemnitee” shall have the meaning assigned to such term in Section 9.05(b). “Intercreditor Agreement” shall have the meaning assigned to such term in the recitals. “Interest Period” shall mean, for any SOFR Loan or Borrowing, the period commencing on the date of such SOFR Loan or Borrowing and, thereafter, commencing on the last day of the immediately preceding Interest Period applicable to such SOFR Loan or Borrowing and ending on the date one month thereafter, as set forth in the relevant Borrowing Request; provided that (a) (i) if any Interest Period for a SOFR Loan or Borrowing would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day and (ii) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period and (b) if any Interest Period for a SOFR Loan or Borrowing would end on a day following the Term Maturity Date applicable to such Loan, such Interest Period shall be deemed to end on the Term Maturity Date applicable to such Loan. “IOSCO Principles” shall have the meaning assigned to such term in Section 2.21(d). “ISDA CDS Definitions” shall have the meaning assigned to such term in Section 9.08. “Lead Arrangers” shall mean each of (a) Goldman Sachs Bank USA, and (b) JPMorgan Chase Bank, N.A., each in their capacity as Bookrunner and Lead Arranger hereunder. “Lender” shall mean each Person listed on Schedule 2.01 that has a Commitment or holds outstanding Loans and any other Person that becomes a party hereto pursuant to an Assignment and Acceptance (or an Affiliated Lender Assignment and Acceptance), other than any such Person that ceases to be a party hereto pursuant to an Assignment and Acceptance. “Loan Documents” shall mean (a) this Agreement, (b) the Security Documents, (c) any promissory note issued under Section 2.07(d), (d) the Closing Payment and Fee Letters, (e) the Intercreditor Agreement, (f) the Common Terms Agreement and (g) each other document entered into in connection with the Facility or otherwise designated as a Loan Document by the Company and the Administrative Agent (acting at the direction of the Required Lenders). “Loan Obligations” shall mean, with respect to the Company, all amounts owing to any of the Agents or any Lender pursuant to the terms of this Agreement or any other Loan Document or Erroneous Payment Subrogation Rights, or to any Secured Hedge Counterparty pursuant to the terms of any Secured Interest Rate Hedge Agreement, or pursuant to the terms of any Guarantee in respect of the foregoing, together with the due and punctual performance of all other obligations

14 of the Company under or pursuant to the terms of this Agreement or the other Loan Documents or any Secured Interest Rate Hedge Agreement, in each case whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising, and including fees, indemnities, costs and expenses (including all fees, charges and disbursements of counsel to each of the Agents or any Lender that are required to be paid by the Company pursuant hereto), and interest and fees that accrue after the commencement by or against the Company or any Affiliate thereof of any proceeding under any bankruptcy or insolvency laws naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding, in each case other than any Excluded Swap Obligations. “Loan Participation Note” shall mean any loan participation note or security issued and/or arranged by a Lender, an Affiliate thereof, or a Participant referencing (or whose payments are determined by reference to the performance of) the Loans. “Loans” shall mean the term loans made by the Lenders to the Company from time to time pursuant to Section 2.01. “Maximum Rate” shall have the meaning assigned to such term in Section 9.09. “Net Short Lender” shall have the meaning assigned to such term in Section 9.08. “Non-Consenting Lender” shall have the meaning assigned to such term in Section 2.17(c). “Non-Defaulting Lender” shall mean, at any time, a Lender that is not a Defaulting Lender. “Note Purchase Agreement” shall have the meaning assigned to such term in the recitals. “Other Connection Taxes” shall mean, with respect to the Administrative Agent, Lender or any other recipient of any payment to be made by or on account of any obligation of the Company hereunder, Taxes imposed as a result of a present or former connection between such recipient and the jurisdiction imposing such Tax (other than connections arising from such recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document). “Other Taxes” shall mean any and all present or future stamp, court, recording, filing, documentary or similar Taxes or any other similar excise or property Taxes, intangible Taxes, charges or levies arising from any payment made under, or from the execution, delivery, performance, registration or enforcement of, from the receipt or perfection of a security interest under, or otherwise with respect to, the Loan Documents, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 2.17). “Participant” shall have the meaning assigned to such term in Section 9.04(b)(v). 15 “Participant Register” shall have the meaning assigned to such term in Section 9.04(b)(v). “Payment in Full” shall mean (a) the Commitments have been terminated, (b) the principal of and interest on each Loan and all other expenses or amounts payable under any Loan Document shall have been paid in cash in full other than contingent or indemnification obligations not then due or for which no claim has been made and (c) for purposes of Section 7.04, all Secured Interest Rate Hedge Agreements have been novated concurrently with any payment described in clause (b) above or have been terminated or expired and all amounts payable by the Company to the applicable Secured Hedge Counterparties in respect thereof have been paid in full. “Payment or Bankruptcy Event of Default” shall mean an Event of Default as defined in Sections 7.1(b), 7.1(c), 7.1(h) or 7.1(i) of the Common Terms Agreement. “Payment Recipient” shall have the meaning assigned to it in Section 9.26(a). “Periodic Term SOFR Determination Day” shall have the meaning assigned to such term in the definition of “Term SOFR”. “Platform” shall have the meaning assigned to such term in Section 9.17(b). “Prime Rate” shall mean the “U.S. Prime Rate” as quoted in the Wall Street Journal. “Pro Rata Share” shall mean, with respect to each Lender, at any time a fraction (expressed as a percentage, carried out to the ninth decimal place), the numerator of which is the amount of the Commitments and, if applicable and without duplication, Loans of such Lender under the Facility at such time and the denominator of which is the amount of the aggregate Commitments and, if applicable and without duplication, Loans under the Facility at such time; provided that, in the case of the Delayed Draw Loan Commitments, if such Commitments have been terminated, then the Pro Rata Share of each Lender shall be determined based on the Pro Rata Share of such Lender immediately prior to such termination and after giving effect to any subsequent assignments made pursuant to the terms hereof. “PTE” shall mean a prohibited transaction class exemption issued by the U.S. Department of Labor, as any such exemption may be amended from time to time. “Public Lender” shall have the meaning assigned to such term in Section 9.17(b). “QFC” shall have the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D). “QFC Credit Support” shall have the meaning assigned to it in Section 9.25. “Register” shall have the meaning assigned to such term in Section 9.04(b)(iii). “Regulated Bank” shall mean (a) any swap dealer registered with the U.S. Commodity Futures Trading Commission or any prudential regulator or security-based swap dealer registered with the U.S. Securities and Exchange Commission, as applicable; or (b) any commercial bank that is (i) a U.S. depository institution the deposits of which are insured by the Federal Deposit

16 “Supplemental Agent” shall have the meaning assigned to such term in Section 8.13(a). “Supported QFC” shall have the meaning assigned to it in Section 9.25. “Taxes” shall mean any and all present or future taxes, levies, imposts, duties (including stamp duties), deductions, assessments, fees or other similar charges (including ad valorem charges) in the nature of a tax or withholdings imposed by any Governmental Authority and any and all additions to tax, interest and penalties related thereto. Insurance Corporation, (ii) a corporation organized under section 25A of the U.S. Federal Reserve Act of 1913, (iii) a branch, agency or commercial lending company of a foreign bank operating pursuant to approval by and under the supervision of the Board under 12 C.F.R. part 211, (iv) a non-U.S. branch of a foreign bank managed and controlled by a U.S. branch referred to in clause (iii) or (v) any other U.S. or non-U.S. depository institution or any branch, agency or similar office thereof supervised by a bank regulatory authority in any jurisdiction. “Related Parties” shall mean, with respect to any specified Person, such Person’s Affiliates and the respective partners, directors, officers, employees, agents, advisors, controlling persons, members and representatives, including accountants, auditors and legal counsel of such Person and such Person’s Affiliates, and the successors of each of the foregoing. “Relevant Governmental Body” shall mean the Federal Reserve Board and/or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Federal Reserve Board and/or the Federal Reserve Bank of New York or any successor thereto. “Resolution Authority” shall mean an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority. “SOFR” shall mean a rate per annum equal to the secured overnight financing rate as administered by the SOFR Administrator. “SOFR Administrator” shall mean the Federal Reserve Bank of New York (or a successor administrator of the secured overnight financing rate). “SOFR Loan” shall mean a Loan that bears interest at a rate based on Term SOFR. “SOFR Unavailability Period” shall mean, the period (if any) (a) beginning at the time that either (i) the SOFR Administrator permanently or indefinitely has ceased to provide SOFR or (ii) the SOFR Administrator has announced that SOFR is no longer representative and (b) ending at the time that either (i) the SOFR Administrator has resumed providing SOFR or (ii) the SOFR Administrator has announced that SOFR is representative, as applicable. “Supermajority Lenders” shall mean, at any time, the consent of Lenders having Loans and Commitments that, taken together, represent more than 80% of the sum of all Loans and Commitments of the Lenders at such time. 17 “Term Maturity Date” shall mean the earlier of (a) the date on which the Customer pays the final Service Fee with respect to all Tranches under the Customer Contract to the Company, and (b) December 31, 2031. “Term SOFR” shall mean: (a) for any calculation with respect to a Term SOFR Loan, the Term SOFR Reference Rate for a tenor of one (1) month (such day, the “Periodic Term SOFR Determination Day”) that is two (2) U.S. Government Securities Business Days prior to the first day of such Interest Period, as such rate is published by the Term SOFR Administrator; provided, however, that, if as of 5:00 p.m. (New York City time) on any Periodic Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three (3) U.S. Government Securities Business Days prior to such Periodic Term SOFR Determination Day; provided, further, that, if Term SOFR determined as provided above shall ever be less than the Floor, then Term SOFR shall be deemed to be the Floor, and (b) for any calculation with respect to a Base Rate Loan on any day, the Term SOFR Reference Rate for a tenor of one (1) month (such day, the “Base Rate Term SOFR Determination Day”) that is two (2) U.S. Government Securities Business Days prior to such day, as such rate is published by the Term SOFR Administrator; provided, however, that, if as of 5:00 p.m. (New York City time) on any Base Rate Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three (3) U.S. Government Securities Business Days prior to such Base Rate Term SOFR Determination Day; provided further that, if Term SOFR determined as provided above (including pursuant to the proviso under clause (a) or clause (b) above) shall ever be less than the Floor, then Term SOFR shall be deemed to be the Floor. “Term SOFR Administrator” shall mean CME Group Benchmark Administration Limited (CBA) or a successor administrator of the Term SOFR Reference Rate selected by the Administrative Agent (acting at the direction of the Required Lenders (acting in their reasonable discretion)). “Term SOFR Loan” shall mean a Loan that bears interest at a rate based on Term SOFR, other than pursuant to clause (c) of the definition of “Base Rate”.

18 “Term SOFR Reference Rate” shall mean the forward-looking term rate based on SOFR. “Total Delayed Draw Loan Commitment” shall mean the sum of the Delayed Draw Loan Commitments of all of the Lenders. “Type” shall mean, with respect to a Loan, its character as a Base Rate Loan or a SOFR Loan. “UK Financial Institution” shall mean any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms. “UK Resolution Authority” shall mean the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution. “Unadjusted Benchmark Replacement” shall mean the Benchmark Replacement excluding the Benchmark Replacement Adjustment; provided that, if the Unadjusted Benchmark Replacement as so determined would be less than zero, the Unadjusted Benchmark Replacement will be deemed to be zero for the purposes of this Agreement. “Undrawn Fee” shall have the meaning assigned to it in Section 2.10(c). “U.S. Government Securities Business Day” shall mean any day except for (a) a Saturday, (b) a Sunday or (c) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities. “U.S. Person” shall mean any Person that is a “United States person” as defined in Section 7701(a)(30) of the Code. “U.S. Special Resolution Regime” shall have the meaning assigned to it in Section 9.25. “U.S. Tax Compliance Certificate” shall have the meaning assigned to it in Section 2.15(e)(ii)(B)(3). “Write-Down and Conversion Powers” shall mean, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule. Section 1.02. Interpretative Provision. Each of the rules of interpretation set forth in Section 12.5 of the Common Terms Agreement shall apply as if fully set out, mutatis mutandis, in this Agreement. 19 Section 1.03. Rates. The Administrative Agent does not warrant or accept any responsibility for, and shall not have any liability with respect to, (a) the continuation of, administration of, submission of, calculation of or any other matter related to the Term SOFR Reference Rate, Term SOFR or any other Benchmark, any component definition thereof or rates referred to in the definition thereof, or with respect to any alternative, successor or replacement rate thereto (including any then-current Benchmark or any Benchmark Replacement), including whether the composition or characteristics of any such alternative, successor or replacement rate (including any Benchmark Replacement) will be similar to, or produce the same value or economic equivalence of, or have the same volume or liquidity as, the Term SOFR Reference Rate, Term SOFR or any other Benchmark, prior to its discontinuance or unavailability, (b) the monitoring, determination or verification of whether or when there has occurred, any Benchmark Transition Event, Benchmark Transition Start Date, Benchmark Replacement Date or Benchmark Unavailability Period, (c) the selection, determination, or designation of any Benchmark Replacement, Benchmark Replacement Adjustment, Benchmark Replacement Date, Benchmark Transition Start Date or Conforming Changes, or any other successor or replacement benchmark index, or whether any conditions to the designation to such a rate have been satisfied or (d) the effect, implementation or composition of any matters covered by this Section 1.03 (including any Conforming Changes). The Administrative Agent and its affiliates or other related entities may engage in transactions that affect the calculation of Term SOFR Reference Rate, Term SOFR or any other Benchmark, any alternative, successor or replacement rate (including any Benchmark Replacement) or any relevant adjustments thereto, in each case, in a manner that may be adverse to the Company. The Administrative Agent may select information sources or services in its reasonable discretion to ascertain the Term SOFR Reference Rate, Term SOFR or any other Benchmark, in each case pursuant to the terms of this Agreement, and shall have no liability to the Company, any Lender or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service. ARTICLE II THE CREDITS Section 2.01. Commitments. Subject to the terms set forth herein, each Lender having a Delayed Draw Loan Commitment agrees to make Loans in U.S. Dollars to the Company on any Business Day during the Delayed Draw Availability Period (including, for the avoidance of doubt, following the payment of the initial Amortization Amount and prior to the Commitment Termination Date), in an aggregate principal amount that will not result in (i) any Lender’s outstanding Loans exceeding such Lender’s Delayed Draw Loan Commitment then in effect or (ii) the aggregate outstanding Loans of all Lenders exceeding the Total Delayed Draw Loan Commitments then in effect, in each case, after giving effect thereto and to the application of the proceeds thereof. Such Loans may be Base Rate Loans or SOFR Loans as further provided herein. Section 2.02. Loans and Borrowings. Each Loan to the Company shall be made as part of a Borrowing consisting of Loans made by the Lenders ratably in accordance with their respective Commitments under the Facility. The failure of any Lender to make any Loan required to be made by it shall not relieve any other Lender of its obligations hereunder; provided that the

20 Commitments of the Lenders are several and not joint and no Lender shall be responsible for any other Lender’s failure to make Loans as required. Section 2.03. Requests for Borrowings. To request a Borrowing, the Company shall notify the Administrative Agent of such request by delivering to the Administrative Agent a Borrowing Request (or such other form as may be approved by the Administrative Agent (acting at the direction of the Required Lenders)) signed by a Responsible Officer of the Company not later than 11:00 a.m., New York time, three (3) Business Days before the date of the proposed Borrowing. Each such Borrowing Request shall be given by email in PDF format and shall specify the following information in compliance with Section 2.02: (a) that the Borrowing is to be comprised of SOFR Loans; (b) the aggregate amount of the requested Borrowing, which shall be in a minimum amount of at least $10,000,000 (or, if less, the entire remaining Delayed Draw Loan Commitments at the time of such Borrowing) (or such lesser amount as the Administrative Agent may agree (acting at the direction of the Required Lenders)); (c) the date of such Borrowing, which shall be a Business Day; (d) the location and number of the Company’s account to which funds are to be disbursed or an instruction to the Administrative Agent to transfer on behalf of the Company, the proceeds of the Loans to such other account (which shall be a General Account) pursuant to a funds flow memorandum provided to the Administrative Agent (and, if not attached to the Borrowing Request, executed by a Responsible Officer of the Company); and (e) the Tranche with respect to which such Borrowing is being requested. Promptly following receipt of a Borrowing Request in accordance with this Section 2.03, the Administrative Agent shall advise each Lender of the details thereof and of the amount of such Lender’s Loan to be made as part of the requested Borrowing. Section 2.04. Funding of Borrowings. Each Lender shall make each Loan to be made by it to the Company hereunder by 11:00 a.m. New York time on the proposed date thereof by wire transfer of immediately available funds, to the Administrative Agent’s Account. The Administrative Agent will make such Loans available to the Company by promptly crediting the amounts so received, in like funds, to such account of the Company as is designated by the Company in the Borrowing Request. Section 2.05. [Reserved] Section 2.06. Termination of Commitments. The parties hereto acknowledge that: (a) Delayed Draw Loan Commitments. (i) Upon each Borrowing of Loans, the Delayed Draw Loan Commitments of each Lender will be reduced by an amount equal to the amount of Loans made by such Lender in 21 connection with such Borrowing. The Delayed Draw Loan Commitments of each Lender will terminate at 11:59 p.m. New York time on the final day of the Delayed Draw Availability Period. (ii) Notwithstanding anything to the contrary in this Agreement, the Company, at or about the time of such occurrence, may, upon notice to the Administrative Agent, terminate, in whole or in part, without premium or penalty, the Delayed Draw Loan Commitments; provided that each reduction of the Delayed Draw Loan Commitments shall be in an amount that is an integral multiple of $500,000 and not less than $1,000,000, and each notice of any election to terminate or reduce the Delayed Draw Loan Commitments pursuant to this Section 2.06(a)(ii) shall be in writing and must be received by the Administrative Agent at least three (3) Business Days prior to the effective date of such termination or reduction, specifying such election and the effective date thereof. Promptly following receipt of any such notice, the Administrative Agent shall advise the Lenders of the contents thereof. Any termination or reduction pursuant to this Section 2.06(a)(ii) shall apply proportionately and permanently to reduce the Delayed Draw Loan Commitments of each of the applicable Lenders. Section 2.07. Evidence of Debt. (a) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Company to such Lender resulting from each Loan made by such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder. (b) The Administrative Agent shall maintain the Register in accordance with Section 9.04(b)(iii). (c) The entries made in the records maintained pursuant to Sections 2.07(a) or 2.07(b) shall be prima facie evidence absent manifest error of the existence and amounts of the obligations recorded therein; provided that the failure of any Lender or the Administrative Agent to maintain such records or any error therein shall not in any manner affect the obligation of the Company to repay the Loans in accordance with the terms of this Agreement. In the event of any conflict between the records maintained by any Lender and the Register maintained by the Administrative Agent in such matters, the Register shall control in the absence of manifest error. (d) Any Lender may request that Loans made by it to the Company be evidenced by a promissory note substantially in the form of Exhibit D. In such event, the Company shall prepare, execute, and deliver to such Lender a promissory note payable to such Lender (or, if requested by such Lender, to such Lender and its registered assigns). Thereafter, the Loans evidenced by such promissory note and interest thereon shall at all times (including, to the extent requested by any assignee, after assignment pursuant to Section 9.04) be represented by one or more promissory notes in such form payable to the payee named therein (or to such payee and its registered assigns). Section 2.08. Scheduled Payment of Loans. (a) On each Monthly Payment Date specified in the Amortization Schedule, the Company shall repay the Loans made with respect to each Tranche in accordance with Schedule 2.08 (as the same may be updated in accordance with clause (b) below, the “Amortization Schedule”, and each payment thereunder, the “Amortization Amount”).

22 (b) Within five (5) Business Days of the date on which the Customer accepts each Tranche in writing pursuant to the Customer Contract, the Company shall deliver to the Administrative Agent (and the Administrative Agent shall make available to the Lenders) a proposed updated Amortization Schedule taking into account the actual Amortization Start Date for such Tranche, and any reference to the Amortization Schedule thereafter shall be read as a reference to such Amortization Schedule as updated pursuant to this clause (b) without the need for any amendment or action on the part of the Administrative Agent or the Lenders. (c) The Company shall repay all unpaid principal and other amounts due in respect of each Loan on the Term Maturity Date. Section 2.09. Prepayment of Loans. (a) Optional Prepayments. (i) Mechanics. Except as otherwise set forth herein, the Company shall have the right at any time and from time to time to prepay Loans in whole or in part without premium or penalty (but subject to Section 2.09(a)(ii)), in an aggregate principal amount that is an integral multiple of (A) $500,000 and not less than $500,000 or (B) if less, the amount of Loans outstanding under the Facility. The Company shall notify the Administrative Agent by written notice substantially in the form of Exhibit B hereto of any prepayment hereunder not later than 11:00 a.m., New York time, three (3) Business Days prior to the date of prepayment (or such later times to which the Administrative Agent, acting at the direction of the Required Lenders, may agree). Each such notice shall specify the prepayment date and the principal amount of each Borrowing or portion thereof to be prepaid. The Administrative Agent will promptly notify the Lenders of any such notice of the foregoing, and any such notice may be contingent upon the consummation of a refinancing or other event and such notice may otherwise be extended or revoked. Prepayments shall be accompanied by accrued interest and fees to the extent required by Sections 2.10 or 2.11(d). (ii) Application of Optional Prepayments. Prepayment of the Loans pursuant to Section 2.09(a) shall be applied to installments of principal as directed by the Company in the notice of prepayment delivered pursuant to Section 2.09(a)(i) (however, in the absence of such direction, such prepayments shall be applied in direct order of maturity); provided that, each prepayment of a Borrowing shall be applied ratably to the Loans included in such Borrowing. For the avoidance of doubt, (x) the payment of interest on any Loans, shall be made ratably among the parties owed such obligations in proportion to the respective amounts owed each and (y) the prepayment of outstanding principal amount of any Loans which are then due and payable shall be made ratably among the parties owed such obligations in proportion to the respective amounts owed each. (b) Mandatory Prepayments. (i) Non-Permitted Indebtedness. Promptly upon receipt by the Company (but, in any event, within three (3) Business Days of such receipt), the Company shall apply 100% of the Net Proceeds of any incurrence of Indebtedness that is not permitted pursuant to Section 6.1 of the Common Terms Agreement to, on a pro rata basis, (x) prepay the Loans in accordance with 23 Section 2.09(b)(viii) and (y) make a mandatory offer to redeem in accordance with Section 8.6(a) of the Note Purchase Agreement. (ii) Other Proceeds. Promptly upon receipt by the Company (but, in any event, within five (5) Business Days of such receipt), the Company shall apply Other Proceeds (excluding (A) in the case of any Casualty Event, any Net Proceeds thereof less than $10,000,000 from any single event or $20,000,000 in the aggregate from all such events during any fiscal year, (B) Dispositions made pursuant to Section 6.5(g) of the Common Terms Agreement and (C) in the case of any other Disposition by the Company permitted pursuant to Section 6.5 of the Common Terms Agreement, any Net Proceeds thereof less than $10,000,000 from any single event or $20,000,000 in the aggregate from all such events during any fiscal year) received by the Company, to, on a pro rata basis, (x) prepay the Loans in accordance with Section 2.09(b)(viii) and (y) make a mandatory offer to redeem in accordance with Section 8.6(a) of the Note Purchase Agreement. (iii) [Reserved]. (iv) Termination of Tranche. Promptly upon the valid termination of a Tranche under the Customer Contract by the Customer as a result of non-acceptance of such Tranche by the Customer, the Company shall prepay the Loans (or, if in part relating to a Tranche, the Loans relating to the relevant Tranche) in accordance with Section 2.09(b)(viii); provided that such prepayment of Loans shall be deferred until the expiration of the applicable Remarketing Period and be required solely to the extent required after giving pro forma effect to any replacement customer contract with a Qualified Customer (as defined in Schedule 1.1(a) of the Common Terms Agreement) entered into during such Remarketing Period. (v) Cash Trap Prepayment Event. Promptly but, in any event, no later than three (3) Business Days after the occurrence of a Cash Trap Prepayment Event and on each Monthly Payment Date thereafter until such time as the Debt Service Coverage Ratio is equal to at least 1.10:1.00 calculated as of the date of any prepayment made pursuant to this Section 2.09(b)(v) (and after taking into account such prepayment) the Company shall apply the lesser of (x) one hundred percent (100%) of the amounts on deposit in the Cash Trap Reserve Account and (y) the amount necessary to cause the Debt Service Coverage Ratio to be equal to at least 1.10:1.00 after giving effect to such prepayment, to, on a pro rata basis, (A) prepay the Loans and (B) make a mandatory offer to redeem in accordance with Section 8.6(a)(iv) of the Note Purchase Agreement. (vi) LTC Event. On the next Monthly Payment Date after the occurrence of the LTC Event, to the extent cash remains in the Collection Account after giving effect to payments made pursuant to Sections 9.2(a) through (d)(ii) of the Common Terms Agreement and all other payments required pursuant to Section 9.2(d)(iii) of the Common Terms Agreement, the Company shall apply such amount to, on a pro rata basis, (x) prepay the Loans in accordance with Section 2.09(b)(viii) and (y) make a mandatory offer to redeem in accordance with Section 8.6(a)(v) of the Note Purchase Agreement, as necessary to ensure that the aggregate amount of the outstanding Loans and Notes does not exceed the LTC Threshold Amount. (vii) Resizing Trigger Event. If, following any Resizing Trigger Date, the Projected Debt Service Coverage Ratio for any Monthly Payment Date from the first Amortization

24 Start Date until the Term Maturity Date is less than 1.20:1.00 based on the latest Resizing Trigger Financial Model delivered pursuant to Section 5.25 of the Common Terms Agreement, the Company shall (A) within ten (10) Business Days of the first Resizing Trigger Date, on a pro rata basis, (x) prepay the Loans and (y) make a mandatory offer to redeem in accordance with Section 8.6(a) of the Note Purchase Agreement, in each case, solely using amounts then on deposit in the Distribution Reserve Account and Cash Trap Reserve Account in the amount necessary to cause the aggregate amount of Loans and Notes then outstanding not to exceed the amount that would cause the Sizing DSCR Requirement to be satisfied (it being acknowledged that, if the Company has insufficient deposits in the Distribution Reserve Account or Cash Trap Reserve Account, failure to so prepay the Loans or make an offer to redeem the Notes pursuant to this clause (A) shall not be an Event of Default) and (B) within ten (10) Business Days of the second Resizing Trigger Date, on a pro rata basis, (x) prepay the Loans and (y) make a mandatory offer to redeem in accordance with Section 8.6(a)(vi) of the Note Purchase Agreement, in the amount necessary to cause the aggregate amount of Loans and Notes then outstanding not to exceed the amount that would cause the Sizing DSCR Requirement to be satisfied (it being acknowledged that failure to satisfy this clause (B) shall only be an Event of Default if the Company has not concurrently funded the prepayment or offer to redeem required by this clause (B) with deposits in the Distribution Account, Distribution Reserve Account or Cash Trap Reserve Account and/or an equity contribution from the Parent (in excess of the Parent Equity Amount for all Tranches)). (viii) Application of Mandatory Prepayments. Any prepayment of the Loans pursuant to Section 2.09(b) shall be prepaid together with, on a ratable basis based on amounts owed, (i) all accrued and unpaid interest thereon and any breakage costs pursuant to Section 2.14, and shall be applied to installments of principal (with respect to which such prepayments shall be applied in the inverse order of maturity), and (ii) payment of any termination, liquidation and other payments under any Secured Hedge Agreement that are then due and payable as result of any reduction of the notional amount of such Secured Hedge Agreement to the extent that such reduction (x) with respect to a Secured Interest Rate Hedge Agreement, is necessary to comply with Section 5.23 of the Common Terms Agreement after giving effect to such prepayment of the Loans or (y) with respect to a Secured Commodity Hedge Agreement, is otherwise permitted as a result of the occurrence of the events giving rise to a prepayment in clauses (b)(ii) or (b)(iv) of this Section 2.09. For the avoidance of doubt, (A) the payment of interest on any Loans shall be made ratably among the parties owed such obligations in proportion to the respective amounts owed each and (B) the prepayment of the outstanding principal amount of any Loans and the corresponding termination payments under the Secured Hedge Agreements which are then due and payable shall be made ratably among the parties owed such obligations in proportion to the respective amounts owed each. (ix) To the extent permitted by the foregoing clauses, amounts prepaid shall be applied first to any Base Rate Loans then outstanding and then to outstanding SOFR Loans with the shortest Interest Periods remaining; provided that, so long as no Event of Default shall have occurred and be continuing at the time of such prepayment, the Company may elect that, for a period not to exceed thirty (30) days, the remainder of such prepayments not applied to prepay Base Rate Loans be deposited in an interest bearing collateral account pledged to, and under the exclusive control of, the Administrative Agent to secure the Loan Obligations and applied thereafter to prepay the SOFR Loans on the last day of the next expiring Interest Period of such SOFR Loans so prepaid (provided that (A) interest shall continue to accrue on such SOFR Loans 25 in respect of which such deposit was made at the rate otherwise applicable under this Agreement to such SOFR Loans until such deposit is applied to prepay such SOFR Loans, and (B) immediately upon the occurrence and during the continuance of an Event of Default, such amounts may, without further action or notice of any kind, be removed from such account by Administrative Agent and immediately used by Administrative Agent to prepay the SOFR Loans in accordance with the relevant terms of this Agreement). (x) The Company shall use the amount of any offer to redeem Notes made in connection with Section 8.6(a)(iv), (v) or (vi) of the Note Purchase Agreement declined or deemed declined by a holder of Notes to prepay the Loans pursuant to Section 2.09(b)(v), (vi) or (vii), respectively within five (5) Business Days of such amounts being so declined or deemed declined. (c) No Premium or Penalty. Prepayments under this Section 2.09 shall be without premium or penalty, except as required under Section 2.09(d). (d) Prepayment Premium. (i) If, prior to the first (1st) anniversary of the First Delayed Draw Funding Date (Facility) the Company makes an optional prepayment of the Loans pursuant to Section 2.09(a), the Company shall pay to the Administrative Agent, for the ratable account of each of the applicable Lenders a prepayment premium equal to 1.00% on the principal amount of all Loans prepaid (the “Early Prepayment Premium”). (ii) The Early Prepayment Premium shall become immediately due and payable, and Company will pay such Early Prepayment Premium, as compensation to the Lenders for the loss of their investment opportunity and not as a penalty. Any Early Prepayment Premium payable pursuant to Section 2.09(d)(i) shall be presumed to be the liquidated damages sustained by each Lender as the result of the redemption and/or acceleration of its Loans and the Company agrees that it is reasonable under the circumstances in view of the impracticability and extreme difficulty of ascertaining actual damages and by mutual agreement of the parties as to a reasonable calculation of each Lender’s lost profits as a result thereof. Any Early Prepayment Premium shall be in addition to, and not in lieu of, all principal payments and other amounts due pursuant to this Agreement. Section 2.10. Fees. (a) The Company agrees to pay to the Lead Arranger and the Agents the fees in the amounts and on the dates set forth in and pursuant to the Closing Payment and Fee Letters. (b) [Reserved]. (c) The Company agrees to pay (or cause to be paid) to the Administrative Agent, for the account of each Lender, an undrawn fee (the “Undrawn Fee”), at a rate equal to 0.40% per annum on the daily unused amount of Commitments (as such Commitments may be terminated in part or in whole in accordance with Section 2.06(a)). The Undrawn Fee shall accrue daily and be earned on a monthly basis, at each Monthly Payment Date at all times during the Delayed Draw Availability Period. The Undrawn Fee (if greater than zero) shall be due and payable (i) on the First Delayed Draw Funding Date (Facility), (ii) on each Monthly Payment Date occurring

26 thereafter during the Delayed Draw Availability Period and (iii) within five (5) Business Days after the Commitment Termination Date and, in each case, shall be divided among such Lenders based on their Pro Rata Share. Section 2.11. Interest. (a) The Company shall pay interest on the outstanding principal amount of each Loan made to the Company at a rate per annum equal to (i) with respect to any SOFR Loan, Term SOFR plus the Applicable Margin applicable thereto and (ii) with respect to any Base Rate Loan, the Base Rate plus the Applicable Margin applicable thereto. (b) Notwithstanding the foregoing, during the continuance of any Event of Default, the Company shall pay interest on the principal amount of all outstanding Loans and any interest payments or any fees or other amounts owed hereunder, at a rate per annum equal to 2.00% plus the rate otherwise applicable to such Loan as provided in the preceding paragraph of this Section 2.11 (the “Default Rate”); provided that in no event shall the Default Rate apply following the date any Default or Event of Default is waived by the Required Lenders or cured by the Company. (c) Interest on each Loan shall be paid in arrears on each Monthly Payment Date (commencing with the Monthly Payment Date falling in the month following the month of the initial Borrowing) and on the Term Maturity Date applicable to such Loan; provided that (i) interest accrued pursuant to Section 2.11(b) shall be payable promptly on demand and (ii) in the event of any repayment or prepayment of any Loan or any conversion thereof, accrued interest on the principal amount repaid, prepaid or converted shall be payable on the date of such repayment, prepayment or conversion. (d) Each determination of an interest rate by the Administrative Agent shall be conclusive and binding on the Company and the Lenders in the absence of manifest error. All computations of fees and interest (other than interest accruing on Base Rate Loans) payable under this Agreement shall be made on the basis of a 360-day year and a 30-day month. All computations of interest accruing on Base Rate Loans payable under this Agreement shall be made on the basis of a 365-day year (366 days in the case of a leap year) and actual days elapsed. Interest and fees shall accrue during each period during which interest or such fees are computed from the first day thereof to (but excluding) the last day thereof. Section 2.12. Illegality of Term SOFR. If, after the date hereof, any Lender shall determine that the introduction of any Change in Law or in the interpretation or administration thereof, has made it unlawful, or that any central bank or other Governmental Authority has asserted that it is unlawful, for any Lender or its lending office to make SOFR Loans, then, on notice thereof by such Lender to the Company and the Administrative Agent, the obligation of that Lender to make SOFR Loans shall be suspended until such Lender shall have notified the Administrative Agent and the Company that the circumstances giving rise to such determination no longer exists. (a) Subject to clause (c) below, if any Lender shall determine that it is unlawful to maintain any SOFR Loan, the Company shall prepay in full all SOFR Loans of such Lender then outstanding, together with interest accrued thereon, either on the last day of the Interest Period 27 thereof if such Lender may lawfully continue to maintain such SOFR Loans to such day, or immediately, if such Lender may not lawfully continue to maintain such SOFR Loans, together with any amounts required to be paid in connection therewith pursuant to Section 2.14. (b) If the obligation of any Lender to make or maintain SOFR Loans has been terminated, the Company may elect, by giving notice to such Lender through the Administrative Agent that all Loans which would otherwise be made by any such Lender as SOFR Loans shall be instead Base Rate Loans. (c) Before giving any notice to the Administrative Agent pursuant to this Section 2.12, the affected Lender shall designate a different lending office with respect to its SOFR Loans if such designation will avoid the need for giving such notice or making such demand and will not, in the judgment of the Lender, be illegal or otherwise disadvantageous to the Lender. Section 2.13. Increased Costs. (a) If any Change in Law shall: (i) impose, modify or deem applicable any reserve, special deposit, FDIC insurance or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender; (ii) subject any Lender to any Taxes (other than (A) Indemnified Taxes, (B) Taxes described in clauses (b) through (d) of the definition of Excluded Taxes and (C) Connection Income Taxes) on its loans, loan principal, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities, or capital attributable thereto; or (iii) impose on any Lender or the London interbank market any other condition affecting this Agreement or Loans made by such Lender (other than Taxes); and the result of any of the foregoing shall be to increase the cost to such Lender of making or maintaining any Loan (or of maintaining its obligation to make any such Loan) to the Company or to reduce the amount of any sum received or receivable by such Lender hereunder (whether of principal, interest or otherwise), then the Company will pay to such Lender such additional amount or amounts as will compensate such Lender for such additional costs incurred or reduction suffered in connection therewith (but only to the extent the applicable Lender is imposing such charges or additional amounts on other similarly situated borrowers under credit facilities comparable to the Facility). (b) If any Lender determines that any Change in Law regarding capital or liquidity requirements has or would have the effect of reducing the rate of return on such Lender’s capital or on the capital of such Lender’s holding company, if any, as a consequence of this Agreement or any of the Loans made by such Lender or as a consequence of the Commitments to make any of the foregoing, to a level below that which such Lender or such Lender’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s policies and the policies of such Lender’s holding company with respect to capital adequacy), then from time to time the Company shall pay to such Lender such additional amount or amounts as will compensate such Lender or such Lender’s holding company for any such reduction suffered in

28 connection therewith (but only to the extent the applicable Lender is imposing such charges or additional amounts on other similarly situated borrowers under credit facilities comparable to the Facility). (c) A certificate of a Lender setting forth the amount or amounts necessary to compensate such Lender or its holding company, as applicable, as specified in Sections 2.13(a) or 2.13(b) shall be delivered to the Company and shall be conclusive absent manifest error. The Company shall pay such Lender the amount shown as due on any such certificate within ten (10) days after receipt thereof. (d) Promptly after any Lender has determined that it will make a request for increased compensation pursuant to this Section 2.13, such Lender shall notify the Company thereof. Failure or delay on the part of any Lender to demand compensation pursuant to this Section 2.13 shall not constitute a waiver of such Lender’s right to demand such compensation; provided that the Company shall not be required to compensate a Lender pursuant to this Section 2.13 for any increased costs or reductions incurred more than one hundred and eighty (180) days prior to the date that such Lender notifies the Company of the Change in Law giving rise to such increased costs or reductions and of such Lender’s intention to claim compensation therefor; provided further that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the 180-day period referred to above shall be extended to include the period of retroactive effect thereof. Section 2.14. Funding Losses. The Company agrees to reimburse each Lender and to hold each Lender harmless from any actual out-of-pocket loss (which, for the avoidance of doubt, shall not include any lost profits or similar loss) or reasonable and documented out-of-pocket expense which such Lender may sustain or incur as a consequence of: (a) the failure of the Company to borrow or continue a Loan after the Company has given (or is deemed to have given) a Borrowing Request; (b) the failure of the Company to make any prepayment after the Company has given a notice thereof in accordance with this Agreement; or (c) the prepayment of a SOFR Loan on a day which is not the last day of the Interest Period with respect thereto. Section 2.15. Taxes. (a) Any and all payments by or on account of any obligation of the Company under any Loan Document shall be made free and clear of and without deduction or withholding for any Taxes except as required by applicable Law; provided that if the Company, the Administrative Agent or any other Person acting on behalf of the Administrative Agent in regards to any such payments shall be required by law to deduct Taxes from such payments, then (i) if such Taxes are Indemnified Taxes, the sum payable by the Company shall be increased as necessary so that after making all required deductions and withholdings (including deductions or withholdings applicable to additional sums payable under this Section 2.15) the Administrative Agent or Lender, as applicable, receives an amount equal to the sum it would have received had no such deductions or withholdings for Indemnified Taxes been made, (ii) the Company, the Administrative Agent or 29 any other Person acting on behalf of the Administrative Agent shall make such deductions or withholdings and (iii) the Company, the Administrative Agent or any other Person acting on behalf of the Administrative Agent shall timely pay the full amount deducted to the relevant Governmental Authority in accordance with applicable law. (b) Without duplication, the Company shall pay any Other Taxes payable on account of any obligation of the Company and upon the execution, delivery or enforcement of, or otherwise with respect to, the Loan Documents, to the relevant Governmental Authority in accordance with applicable law. (c) Without duplication of any amounts paid under Section 2.15(a) or (b), the Company shall indemnify the Administrative Agent and each Lender, within twenty (20) days after written demand therefor, for the full amount of any Indemnified Taxes payable or paid by, or required to be withheld or deducted from a payment to, the Administrative Agent or such Lender, as applicable, on or with respect to any payment by or on account of any obligation of the Company under, or otherwise with respect to, any Loan Document (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section 2.15) and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority; provided that a certificate as to the amount of such payment or liability and setting forth in reasonable detail the basis and calculation for such payment or liability delivered to the Company by a Lender or by the Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error. Each Lender shall severally indemnify the Administrative Agent, within 10 days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that the Company have not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Company to do so), (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 9.04(b)(v) relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Administrative Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by the Administrative Agent to the Lender from any other source against any amount due to the Administrative Agent under this paragraph (c). (d) As soon as practicable after any payment of Indemnified Taxes or Other Taxes by the Company to a Governmental Authority, the Company shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment. (e) (i) Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to the

30 Company and the Administrative Agent, at the time or times reasonably requested by the Company or the Administrative Agent, such properly completed and executed documentation reasonably requested by the Company or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by the Company or the Administrative Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by the Company or the Administrative Agent as will enable the Company or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 2.15(e)(ii)(A), (B) and (D) below) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender. (ii) Without limiting the generality of the foregoing, (A) any Lender that is a U.S. Person shall deliver to the Company and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Company or the Administrative Agent), copies of a duly executed and completed IRS Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding tax; (B) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Company and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Company or the Administrative Agent), whichever of the following is applicable: (1) in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, copies of duly executed and completed of IRS Form W-8BEN or W-8BEN-E (or any successor form) establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN or W-8BEN-E (or any successor form) establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty; (2) copies of duly executed and completed IRS Form W-8ECI or W-8EXP (or any successor form); (3) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Sections 871(h) or 881(c) of the Code, (x) a certificate substantially in the form of Exhibit E-1 to the effect that such Foreign 31 Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10-percent shareholder” of the Company or its sole owner within the meaning of Sections 871(h)(3)(B) or 881(c)(3)(B) of the Code, or a “controlled foreign corporation” related to the Company or its sole owner described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) copies of duly executed and completed IRS Form W-8BEN or W-8BEN-E (or any successor form); or (4) to the extent a Foreign Lender is not the beneficial owner, copies of duly executed and completed IRS Form W-8IMY (or any successor form), accompanied by copies of duly executed and completed IRS Form W-8ECI, W- 8EXP, W-8BEN or W-8BEN-E (or any successor form), a U.S. Tax Compliance Certificate substantially in the form of Exhibit E-2 or Exhibit E-3, IRS Form W-9 (or any successor form), and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit E-4 on behalf of each such direct and indirect partner; (C) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Company and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Company or the Administrative Agent), copies of duly executed and completed any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable law to permit the Company or the Administrative Agent to determine the withholding or deduction required to be made; and (D) if a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Company and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Company or the Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Company or the Administrative Agent as may be necessary for the Company and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.

32 Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Company and the Administrative Agent in writing of its legal inability to do so. (f) If a party determines, in good faith and in its sole discretion, that it has received a refund or credit of any Taxes as to which it has been indemnified by the Company or with respect to which the Company has paid additional amounts pursuant to this Section 2.15, it shall pay over such refund to the Company (but only to the extent of indemnity payments made under this Section 2.15 with respect to the Indemnified Taxes giving rise to such refund), net of all reasonable and documented out-of-pocket expenses (including Taxes) of such indemnified party, and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund); provided that the Company, upon the request of the indemnified party, agrees to repay as soon as reasonably practicable the amount paid over to the Company (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the indemnified party in the event the indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this Section 2.15(f), in no event will the indemnified party be required to pay any amount to the Company pursuant to this Section 2.15(f) the payment of which would place such indemnified party in a less favorable net after-Tax position than such indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This paragraph shall not be construed to require the indemnified party to make available its Tax returns (or any other information relating to its Taxes which it deems confidential) to the Company or any other Person. (g) On or before the date that the Administrative Agent or any successor or replacement Administrative Agent becomes the Administrative Agent hereunder or any such form expires or becomes obsolete or inaccurate in any respect, and at such other times upon the reasonable request of the Company, it shall deliver to the Company two copies of duly executed either (1) IRS Form W-9, or (2) (a) IRS Form W-8ECI with respect to amounts it receives on its own account and (b) IRS Form W-8IMY (or successor form) certifying that it is a U.S. branch that has agreed to be treated as a U.S. Person for purposes of Section 1.1441-(b)(2)(iv) of the Treasury Regulations or a qualified intermediary that has agreed to assume primary withholding obligations for Chapter 3 and Chapter 4 of the Code with respect to all other payments, in each case as will establish that it is exempt from U.S. withholding Taxes, including Taxes imposed by FATCA. The Administrative Agent agrees that if it becomes aware any form or certification it previously delivered has expired or become obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Company in writing of its legal inability to do so. (h) Each party’s obligations under this Section 2.15 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction, or discharge of all obligations under any Loan Document. For purposes of this Section 2.15, the term “applicable law” includes FATCA. 33 Section 2.16. Payments Generally; Pro Rata Treatment; Sharing of Set-offs. (a) Unless otherwise specified, the Company shall make each payment required to be made by it hereunder (whether of principal, interest, or fees, or of amounts payable under Section 2.09(c), Section 2.13 or 2.15, or otherwise) prior to 1:00 p.m., New York City time, on the date when due, in immediately available funds, without condition or deduction for any defense, recoupment, set-off or counterclaim. Any amounts received after such time on any date shall be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. All such payments shall be made to the Administrative Agent’s Account, except that payments pursuant to Sections 2.15 and 9.05 shall be made directly to the Persons entitled thereto. The Administrative Agent shall distribute to each Lender its ratable share of such payment in like funds as received by wire transfer to such Lender’s applicable lending office (or otherwise distribute such payment in like funds as received to the Person or Persons entitled thereto as provided herein) promptly following receipt thereof. If any payment hereunder shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day, and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension. All payments hereunder or under any other Loan Document shall be made in U.S. Dollars. Any payment required to be made by the Administrative Agent hereunder shall be deemed to have been made by the time required if the Administrative Agent shall, at or before such time, have taken the necessary steps to make such payment in accordance with the regulations or operating procedures of the clearing or settlement system used by the Administrative Agent to make such payment. (b) Subject to Article 9 of the Common Terms Agreement, if at any time insufficient funds are received by and available to the Administrative Agent from the Company to pay fully all amounts of principal, interest and fees then due from the Company hereunder, such funds shall be applied (i) first, towards payment of outstanding fees and expenses of the Agents, (ii) second, towards payment of interest and fees then due from the Company hereunder, ratably among the parties entitled thereto in accordance with the amounts of interest and fees then due to such parties, and (iii) third, towards payment of principal then due from the Company hereunder, ratably among the parties entitled thereto in accordance with the amounts of principal then due to such parties. (c) If any Lender shall, by exercising any right of set-off or counterclaim, through the application of any proceeds of Collateral or otherwise, obtain payment in respect of any principal of or interest on any of its Loans resulting in such Lender receiving payment of a greater proportion of the aggregate amount of its Loans and accrued interest thereon than the proportion received by any other Lender, then the Lender receiving such greater proportion shall purchase (for cash at face value) participations in the Loans of other Lenders to the extent necessary so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loans; provided that (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and (ii) the provisions of this Section 2.16(c) shall not be construed to apply to any payment made by the Company pursuant to and in accordance with the express terms of this Agreement (including the application of funds arising from the existence of a Defaulting Lender or amounts paid in respect of Interest Rate Hedge Agreements or Commodity Hedge Agreements) or any payment obtained by a Lender as consideration for the assignment of or sale

34 of a participation in any of its Loans to any assignee or participant. The Company consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against the Company rights of set-off and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of the Company in the amount of such participation. (d) If any Lender shall fail to make any payment required to be made by it pursuant to this Section 2.16 then the Administrative Agent shall (notwithstanding any contrary provision hereof), apply any amounts thereafter received by the Administrative Agent for the account of such Lender to satisfy such Lender’s obligations under such Sections until all such unsatisfied obligations are fully paid. Section 2.17. Mitigation Obligations; Replacement of Lenders. (a) If any Lender requests compensation under Section 2.13, or if the Company is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.15, then such Lender shall (at the request of the Company) use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or Affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 2.13 or 2.15, as applicable, in the future and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Company hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment. (b) If any Lender requests compensation under Sections 2.13 or 2.14, or if the Company is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.15 and, in each case, such Lender has declined or is unable to designate a different lending office in accordance with paragraph (a) of this Section 2.17, or if any Lender is a Defaulting Lender, then the Company may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 9.04), all of its interests, rights (other than its existing rights to payments pursuant to Sections 2.13, 2.14 or 2.15) and obligations under this Agreement to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that (i) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder, from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Company (in the case of all other amounts) and (ii) in the case of any such assignment resulting from a claim for compensation under Section 2.13, Section 2.14 or payments required to be made pursuant to Section 2.15, such assignment will result in a reduction in such compensation or payments. Nothing in this Section 2.17 shall be deemed to prejudice any rights that the Company may have against any Lender that is a Defaulting Lender. (c) If any Lender (such Lender, a “Non-Consenting Lender”) (x) has failed to consent to a proposed waiver, amendment, other modification, discharge or termination which pursuant to the terms of Section 9.08 requires the consent of Lenders in addition to the Required Lenders or 35 (y) has failed to confirm the satisfaction of the conditions precedent pursuant to Article IV and, in each case, with respect to which the Required Lenders shall have granted their consent, then, provided that no Event of Default then exists, the Company shall have the right (unless such Non- Consenting Lender grants such consent) to replace such Non-Consenting Lender by requiring such Non-Consenting Lender to assign its Loans and its Commitments hereunder to one or more assignees in accordance with Section 9.04 and deliver any outstanding notes to the Company; provided that (i) all Loan Obligations of the Company then owing to such Non-Consenting Lender being replaced shall be paid in full to such Non-Consenting Lender concurrently with such assignment and (ii) the Non-Consenting Lender shall receive a price equal to the principal amount thereof plus accrued and unpaid interest thereon; provided, further that, in the event a Non- Consenting Lender has not consented to the waiver of any condition precedent to the initial funding of the Loans pursuant to Section 3.3 of the Common Terms Agreement, and with respect to which the Required Lenders shall have granted their consent, the Commitments of such Non-Consenting Lender in such circumstance may also, at the Company’s option, be re-allocated to other Lenders willing to increase its Commitments hereunder. In connection with any such assignment, the Company, the Administrative Agent, such Non-Consenting Lender, and the replacement Lender shall otherwise comply with Section 9.04. Each Lender agrees that, if the Company exercise its option hereunder to cause an assignment by such Lender as a Non-Consenting Lender, such Lender shall, promptly after receipt of written notice of such election, execute and deliver all documentation necessary to effectuate such assignment in accordance with Section 9.04. In the event that a Lender does not comply with the requirements of the immediately preceding sentence within one (1) Business Day after receipt of such notice, each Lender shall be deemed to have executed and delivered, and in addition hereby authorizes and directs the Administrative Agent to execute and deliver, such documentation as may be required to give effect to an assignment in accordance with Section 9.04 on behalf of a Non-Consenting Lender and any such documentation shall be effective for purposes of documenting an assignment pursuant to Section 9.04. Section 2.18. Inability to Determine Rates. Subject to Section 2.21, if, as of any date: (a) the Administrative Agent determines or the Required Lenders determine (which determination in each case shall be conclusive and binding absent manifest error) that “Term SOFR” cannot be determined pursuant to the definition thereof, or (b) the Required Lenders determine that for any reason in connection with any SOFR Loan, any request therefor or a conversion thereto or a continuation thereof that Term SOFR does not adequately and fairly reflect the cost to such Lenders of making and maintaining such Loan, and the Required Lenders have provided notice of such determination to the Administrative Agent, the Administrative Agent will promptly so notify the Company and each Lender. Upon notice thereof by the Administrative Agent to the Company, any obligation of the Lenders to make SOFR Loans, and any right of the Company to continue SOFR Loans, shall be suspended (to the extent of the affected SOFR Loans) until the Administrative Agent (acting at the instruction of the Required Lenders) revokes such notice. Upon receipt of such notice, (i) the Company may revoke any pending request for a Borrowing of, or continuation of SOFR Loans (to the extent of the affected SOFR Loans) or, failing that, the Company will be deemed to have converted any such request into a request for a Borrowing of Base Rate Loans in the amount specified therein

36 and (ii) any outstanding affected SOFR Loans will be deemed to have been converted into Base Rate Loans immediately. Upon any such conversion, the Company shall also pay accrued interest on the amount so converted, together with any additional amounts required pursuant to Section 2.14. If the Administrative Agent or the Required Lenders determine (which determination shall be conclusive and binding absent manifest error) that “Term SOFR” cannot be determined pursuant to the definition thereof on any given day, the interest rate on Base Rate Loans shall be determined by the Administrative Agent without reference to clause (c) of the definition of “Base Rate” until the Administrative Agent revokes such determination. Section 2.19. Defaulting Lenders. (a) Adjustments. Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as that Lender is no longer a Defaulting Lender, to the extent permitted by applicable Law: (i) Waivers and Amendments. That Defaulting Lender’s right to approve or disapprove any amendment, waiver, or consent with respect to any Loan Document shall be restricted as set forth in Section 9.08. (ii) Reallocation of Payments. Any payment of principal, interest, fees or other amounts received by the Administrative Agent for the account of that Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Article VII or otherwise), shall be applied as follows: first, to the payment of any amounts owing by that Defaulting Lender to the Agents hereunder; second, as the Company may request (so long as no Default or Event of Default has occurred and is continuing to the extent no Default or Event of Default is a condition to funding the subsequent mentioned Loan), to the funding of any Loan in respect of which that Defaulting Lender has failed to fund its portion thereof as required by this Agreement; third, if so determined by the Administrative Agent (acting at the direction of the Required Lenders) and the Company, to be held in a non-interest bearing deposit account and released in order to satisfy obligations of that Defaulting Lender to fund Loans under this Agreement; fourth, to the payment of any amounts owing to the Lenders as a result of any judgment of a court of competent jurisdiction obtained by any Lender against that Defaulting Lender as a result of that Defaulting Lender’s breach of its obligations under this Agreement; fifth, to the payment of any amounts owing to the Company as a result of any judgment of a court of competent jurisdiction obtained by the Company against that Defaulting Lender as a result of that Defaulting Lender’s breach of its obligations under this Agreement; and sixth, to that Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if (x) such payment is a payment of the principal amount of any Loans in respect of which that Defaulting Lender has not fully funded its appropriate share and (y) such Loans were made at a time when the conditions set forth in Sections 3.1 and 3.3 of the Common Terms Agreement (with respect to any funding of initial Loans) were satisfied or waived, such payment shall be applied solely to pay the Loans of all Non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Loans of that Defaulting Lender. Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender pursuant to this Section 2.19(a)(ii) shall be deemed paid to and redirected by that Defaulting Lender, and each Lender irrevocably consents hereto. 37 (b) Defaulting Lender Cure. If the Company notifies the Administrative Agent in writing that, in its sole discretion, a Defaulting Lender should no longer be deemed to be a Defaulting Lender, the Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein, that Lender will, to the extent applicable, purchase that portion of outstanding Loans of the other Lenders, whereupon that Lender will cease to be a Defaulting Lender; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Company while that Lender was a Defaulting Lender; provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender. Section 2.20. [Reserved]. Section 2.21. Benchmark Replacement. (a) Benchmark Replacement. Notwithstanding anything to the contrary herein or in any other Loan Document, upon the occurrence of a Benchmark Transition Event, the Administrative Agent (acting at the direction of the Required Lenders) and the Company may amend this Agreement to replace the then-current Benchmark with a Benchmark Replacement. Any such amendment with respect to a Benchmark Transition Event will become effective at 5:00 p.m. (New York City time) on the fifth (5th) Business Day after the Administrative Agent (acting at the direction of the Required Lenders) has posted such proposed amendment to all affected Lenders and the Company so long as the Administrative Agent has not received, by such time, written notice of objection to such amendment from Lenders comprising the Required Lenders; provided that the Administrative Agent, in its sole discretion, may abstain from executing such amendment until so directed by the Required Lenders. No replacement of a Benchmark with a Benchmark Replacement pursuant to this Section 2.21(a) will occur prior to the applicable Benchmark Transition Start Date. (b) Benchmark Replacement Conforming Changes. In connection with the use, administration, adoption or implementation of a Benchmark Replacement, the Administrative Agent (acting at the direction of the Required Lenders) will have the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Loan Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Loan Document; provided that any such Conforming Changes shall, unless otherwise determined by the Company in consultation with the Administrative Agent, be made in a manner that is intended to comply with the terms of United States Treasury Regulations Section 1.1001-6 so as not to be treated as a “modification” (and therefore an exchange) of any Loans for purposes of Treasury Regulations Section 1.1001-3. (c) Notices: Standards for Decisions and Determinations. The Administrative Agent (acting at the direction of the Required Lenders) will promptly notify the Company and the Lenders of (i) the implementation of any Benchmark Replacement and (ii) the effectiveness of any Conforming Changes in connection with the use, administration, adoption or implementation of a Benchmark Replacement. The Administrative Agent (acting at the direction of the Required

38 Lenders) will promptly notify the Company of the removal or reinstatement of any tenor of a Benchmark pursuant to Section 2.21(e). Any determination, decision or election that may be made by the Administrative Agent or, if applicable, any Lender (or group of Lenders) pursuant to this Section 2.21, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, (x) in the case of any determination, decision or election by the Administrative Agent pursuant to this Section 2.21, will be made at the written direction of the Required Lenders, and (y) in the case of any determination, decision or election by any Lender (or group of Lenders), if applicable, pursuant to this Section 2.21, may be made in its or their sole discretion, and, in each case, will be conclusive and binding absent manifest error and without consent from any other party to this Agreement or any other Loan Document, except, in each case, as expressly required pursuant to this Section 2.21. (d) Unavailability of Tenor of Benchmark. Notwithstanding anything to the contrary herein or in any other Loan Document, at any time (including in connection with the implementation of a Benchmark Replacement), (i) if the then-current Benchmark is a term rate and either (A) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent (acting at the direction of the Required Lenders, acting in their reasonable discretion) or (B) the administrator of such Benchmark or the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is not or will not be representative or in compliance with or aligned with the International Organization of Securities Commissions (IOSCO) Principles for Financial Benchmarks (the “IOSCO Principles”), then the Administrative Agent (acting at the direction of the Required Lenders) may modify the definition of “Interest Period” (or any similar or analogous definition) for any Benchmark settings at or after such time to remove such unavailable, non- representative, non-compliant or non-aligned tenor and (ii) if a tenor that was removed pursuant to clause (i) above either (A) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (B) is not, or is no longer, subject to an announcement that it is not or will not be representative or in compliance with or aligned with the IOSCO Principles for a Benchmark (including a Benchmark Replacement), then the Administrative Agent (acting at the direction of the Required Lenders) may modify the definition of “Interest Period” (or any similar or analogous definition) for all Benchmark settings at or after such time to reinstate such previously removed tenor. (e) Benchmark Unavailability Period. Upon the Company’s receipt of notice of the commencement of a Benchmark Unavailability Period, (i) the Company may revoke any request for a SOFR Loan or continuation of a SOFR Loan to be made or continued during any Benchmark Unavailability Period and, failing that, the Company will be deemed to have converted any such request into a request for a Borrowing of or conversion to Base Rate Loans and (ii) any outstanding affected SOFR Loans will be deemed to have been converted into Base Rate Loans immediately. During any SOFR Unavailability Period, the component of Base Rate based upon the then-current Benchmark or such tenor for such Benchmark, as applicable, will not be used in any determination of Base Rate. 39 ARTICLE III REPRESENTATIONS AND WARRANTIES Unless a representation and warranty is expressly made solely as of a specific date, the representations and warranties set forth in Article 4 of the Common Terms Agreement shall be deemed made by the Company to the Administrative Agent and the Lenders with respect to itself that, as of the date hereof, the Closing Date and as otherwise required by Section 3.3 of the Common Terms Agreement. ARTICLE IV CONDITIONS PRECEDENT Section 4.01. Conditions Precedent to Closing Date. The effectiveness of the Facility is subject to the satisfaction or waiver by the Required Lenders, of the conditions precedent set forth in Section 3.1 of the Common Terms Agreement (other than Section 3.1(k) of the Common Terms Agreement). Section 4.02. All Credit Events. The obligation of the Lenders to make Credit Extensions (other than, for the avoidance of doubt, with respect to a conversion of Loans to the other Type or a continuation of SOFR Loans) is subject to the satisfaction or waiver by the Required Lenders of each of the conditions precedent set forth in Section 3.3 of the Common Terms Agreement. ARTICLE V AFFIRMATIVE COVENANTS The Company covenants and agrees with the Agents and each Lender that from and after the Closing Date (unless expressly provided herein) until Payment in Full, the Company shall comply with the covenants set forth in Article 5 of the Common Terms Agreement (as any such compliance may be amended, modified or waived from time to time in accordance with the Common Terms Agreement). ARTICLE VI NEGATIVE COVENANTS The Company covenants and agrees with each Lender that from and after the Closing Date (unless expressly provided herein) until Payment in Full, that the Company will comply with the covenants set forth in Article 6 of the Common Terms Agreement (as any such compliance may be amended, modified or waived from time to time in accordance with the Common Terms Agreement). ARTICLE VII EVENTS OF DEFAULT Section 7.01. Events of Default. The occurrence of any of the Events of Default set forth in Article 7 of the Common Terms Agreement, the terms of which are hereby incorporated by reference in this Agreement, shall constitute an Event of Default under this Agreement; provided that any amendment to, or waiver of, the terms and conditions of Article 7 of the Common Terms

40 Agreement in accordance with the terms thereof shall also amend, or waive, such terms and conditions as incorporated herein without any further action required by any Person. Section 7.02. Remedies Upon Event of Default. Subject to the Intercreditor Agreement, upon the occurrence and during the continuation of an Event of Default (other than a Bankruptcy Event of Default) caused by the Company, and at any time thereafter during the continuation of such Event of Default, the Administrative Agent, at the request of the Required Lenders, shall (subject to Article VIII and the Intercreditor Agreement), by notice to the Company, take any or all of the following actions, at the same or different times: (a) terminate the Commitments of and thereupon the Commitments shall terminate immediately, (b) declare the Loans incurred and Loan Obligations then outstanding in respect thereof to be forthwith due and payable in whole or in part, whereupon the principal of such Loans so declared to be due and payable, together with accrued interest thereon and any unpaid fees and premiums accrued hereunder and under any other Loan Document, shall become forthwith due and payable and (c) direct the Collateral Agent to exercise the rights and remedies under the Security Documents (or at law or pursuant to the UCC), and in the case of any event with respect to any Bankruptcy Event of Default, the Commitments shall automatically terminate, the principal of the Loans incurred then outstanding, together with accrued interest thereon and any unpaid fees and premiums accrued, all other Loan Obligations and all other liabilities accrued hereunder and under any other Loan Document, shall automatically become due and payable, in each case, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived by the Company, anything contained herein or in any other Loan Document to the contrary notwithstanding. Section 7.03. [Reserved]. Section 7.04. Application of Funds. Subject to the Intercreditor Agreement, upon the occurrence and during the continuance of any Event of Default (or after the Loans have automatically become immediately due and payable as set forth in Section 7.02), any amounts or other distributions received on account of the Loan Obligations, including any proceeds of Collateral as a result of the exercise of any remedies by the Lenders (or the Administrative Agent, acting at the direction of the Required Lenders), shall be applied as follows: (a) First, to payment of that portion of the Loan Obligations constituting fees, indemnities, expenses and other amounts (including without limitation fees and disbursements and other charges of counsel payable under Section 8.12 and/or Section 9.05, amounts payable under Section 2.13 and 2.15 and amounts payable under the Agency Fee Letters) payable to the Agents in their respective capacities as such; (b) Second, to payment of that portion of the Loan Obligations constituting fees, indemnities and other amounts (other than principal and interest in respect of the Loans and other than ordinary course settlement payments and termination or unwind payments in respect of the Secured Interest Rate Hedge Agreements) payable to the Lenders (including counsel fees payable under Section 8.12 and amounts payable under Section 2.13 and 2.15) and the Secured Hedge Counterparties under the Secured Interest Rate Hedge Agreements, ratably among them in proportion to the amounts described in this clause (b) payable to them; 41 (c) Third, to payment of that portion of the Loan Obligations constituting accrued and unpaid interest on the Loans and any fees, premiums and scheduled ordinary course settlement payments due under Secured Interest Rate Hedge Agreements, ratably among the Secured Parties in proportion to the respective amounts described in this clause (c) payable to them; (d) Fourth, to payment of that portion of the Loan Obligations constituting unpaid principal of the Loans and to payment of any termination or unwind payments under Secured Interest Rate Hedge Agreements, ratably among the Secured Parties in proportion to the respective amounts described in this clause (d) held by them; (e) Fifth, to the payment of all other Loan Obligations that are due and payable to the Agents, the Lenders and the Secured Hedge Counterparties under the Secured Interest Rate Hedge Agreements on such date, ratably based upon the respective aggregate amounts of all such Loan Obligations owing to each such Secured Party on such date; and (f) Last, the balance, if any, after Payment in Full, to the Company or as otherwise required by Laws. In connection with the directing of payments described above, the Administrative Agent shall be entitled to receive and rely upon information provided by the Secured Parties in respect of the amount of Loan Obligations owing to such party, including without limitation in respect of amounts owing under Secured Hedge Agreements. ARTICLE VIII THE ADMINISTRATIVE AGENT Section 8.01. Appointment and Authority. (a) Each Lender hereby irrevocably appoints, designates, and authorizes CSC Delaware Trust Company to act on its behalf as the Administrative Agent under this Agreement and each other Loan Document to which it is a party and authorizes the Administrative Agent to take such action on its behalf and to exercise such rights, powers, authorities and privileges and perform such duties as are expressly delegated to the Administrative Agent by the terms of this Agreement or any other Loan Document to which it is a party. Each Lender hereby (i) accepts the authorizations, appointments, acknowledgments and other actions taken by the Administrative Agent, on behalf of the Lenders, in accordance with this Agreement and the other Loan Documents and (ii) acknowledges and agrees to the terms of each of the Loan Documents (including the reimbursement and indemnity obligations of the Lenders pursuant to Section 7.9 of the Intercreditor Agreement), and authorizes and instructs the Administrative Agent (A) to execute and deliver, for the benefit of the Lenders, each of the other Loan Documents to which the Administrative Agent is or is intended to be a party (including any amendments, supplements, reaffirmations and modifications to the Loan Documents in connection with the transactions contemplated by this Agreement), (B) to appoint the Intercreditor Agent under the Intercreditor Agreement, to act in its capacity in connection with the Loan Documents to which it is a party, and to authorize and instruct the Intercreditor Agent (x) to execute, deliver and perform, for the benefit of the Secured Parties the Intercreditor Agreement and each of the other Loan Documents to which the Intercreditor Agent is or intended to be a party (including any amendments,

42 supplements, reaffirmations and modifications to the Loan Documents in connection with the transactions contemplated by this Agreement, the Intercreditor Agreement or any other Loan Document) and (y) to appoint the Collateral Agent to act in its capacity in connection with the Loan Documents to which it is a party, and to execute deliver and perform for the benefit of the Secured Parties, each of the Loan Documents to which the Collateral Agent is or intended to be a party (including any amendments, supplements, reaffirmations or modifications of the Loan Documents in connection with the transactions contemplated by this Agreement, the Intercreditor Agreement and any other agreements contemplated by the terms hereof or thereof on behalf of the Secured Parties). Notwithstanding any provision to the contrary contained elsewhere herein or in any other Loan Document, the Administrative Agent shall not have any duties or responsibilities, except those expressly set forth herein, nor shall the Administrative Agent have or be deemed to have any fiduciary relationship with any Lender or any other Person, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Administrative Agent, regardless of whether a Default or Event of Default shall have occurred and be continuing. The Administrative Agent shall not be required to expend or risk any of its own funds or otherwise incur any liability, financial or otherwise, in the performance of any of its duties hereunder. Without limiting the generality of the foregoing sentence, the use of the term “agent” herein and in the other Loan Documents with reference to the Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable Law. Instead, such term is used merely as a matter of market custom, and is intended to create or reflect only an administrative relationship between independent contracting parties. (b) [Reserved]. (c) Except as provided in Sections 8.06 and 8.10 the provisions of this Article VIII are solely for the benefit of the Administrative Agent and the Lenders, and the Company shall not have rights as a third-party beneficiary of any of such provisions. Section 8.02. Administrative Agent in its Individual Capacity. Each of CSC Delaware Trust Company or its respective Affiliates may make loans to, issue letters of credit for the account of, accept deposits from, acquire Equity Interests in and generally engage in any kind of banking, trust, financial advisory, underwriting or other business with the Company and its respective Affiliates as though such Person were not the Administrative Agent hereunder and without notice to or consent of the Lenders. The Lenders acknowledge that, pursuant to such activities, CSC Delaware Trust Company or its respective Affiliates may receive information regarding the Company or their respective Affiliates (including information that may be subject to confidentiality obligations in favor of the Company or such Affiliate) and acknowledge that the Administrative Agent shall not be under any obligation to provide such information to them. If any Person serving as the Administrative Agent hereunder is or becomes a Lender, it shall have the same rights and powers under this Agreement as any other Lender and may exercise such rights and powers as though it were not the Administrative Agent and the terms “Lender” and “Lenders” shall include the Person serving as the Administrative Agent hereunder in its individual capacity. Any successor to CSC Delaware Trust Company as the Administrative Agent shall also have the rights attributed to CSC Delaware Trust Company under this Section 8.02. 43 Section 8.03. Liability of Administrative Agent. No Agent-Related Person shall (a) be liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement or any other Loan Document or the transactions contemplated hereby (i) with the consent or at the request of the Required Lenders (or such other number or percentage of Lenders as shall be expressly provided for herein or in the other Loan Documents) or (ii) except for its own gross negligence or willful misconduct, as determined by the final non-appealable judgment of a court of competent jurisdiction, in connection with its duties expressly set forth herein, (b) be liable under or in connection with this Agreement or any other Loan Document for indirect, special, incidental, punitive or consequential losses or damages of any kind whatsoever (including, but not limited to, lost profits), whether or not foreseeable, even if the Administrative Agent has been advised of the possibility thereof and regardless of the form of action, (c) except as expressly set forth herein and in the other Loan Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Company or any of their respective Affiliates that is communicated to or obtained by the Person serving as the Administrative Agent or any of their Affiliates in any capacity, (d) be responsible for or have any duty to ascertain or inquire into the satisfaction of any condition set forth in Article IV or elsewhere herein, other than that the Administrative Agent shall confirm receipt of items expressly required to be delivered to the Administrative Agent, (e) be deemed to have knowledge of any Default or Event of Default unless and until written notice describing such Default or Event of Default is given to a Responsible Officer of the Administrative Agent by the Company or a Lender or (f) be responsible for or have any duty to ascertain or inquire into (i) any recital, statement, representation or warranty made in or connection with this Agreement or any other Loan Document, (ii) the contents or accuracy of any certificate, report, statement or other document referred to or provided for in, or received by the Administrative Agent under or in connection with, this Agreement or any other Loan Document, (iii) the legality, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement, any other Loan Document or any other agreement, instrument or document, (iv) the creation, perfection or priority of any Lien purported to be created by the Security Documents, (v) the existence, value, sufficiency or collectability of the Collateral, (vi) any failure to monitor or maintain any part of the Collateral, (vii) any loss or diminution in the value of the Collateral, (viii) the perfection or priority of any Lien or security interest created or purported to be created under the Security Documents, or (ix) for any failure of the Company or any other party to any Loan Document to perform its obligations hereunder or thereunder. No Agent-Related Person shall be under any obligation to any Lender or Participant to ascertain or to inquire as to the observance or performance of any of the covenants, agreements or other terms contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of the Company or any Affiliate thereof. Notwithstanding the foregoing, the Administrative Agent shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that the Administrative Agent is required to exercise as directed in writing by the Administrative Agent at the written instruction of the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents) together with indemnity and/or security satisfactory to the Administrative Agent; provided that the Administrative Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Administrative Agent to liability or that is contrary to any Loan Document or applicable Law, including for the avoidance of doubt any action that may be in violation of the automatic stay under any Debtor Relief Law or

44 that may effect a forfeiture, modification or termination of property of a Defaulting Lender in violation of any Debtor Relief Law. In no event shall any Administrative Agent be responsible for any failure or delay in the performance of any act or obligation hereunder arising out of or caused by, directly or indirectly, force majeure events beyond its control, including any provision of any law or regulation or any act of any governmental authority, strikes, work stoppages, accidents, acts of war, other military disturbances or terrorism, earthquakes, fire, flood, sabotage, epidemics, pandemics, riots, nuclear or natural catastrophes or acts of God, labor disputes, acts of civil or military authority, or the unavailability of the Federal Reserve Board wire systems and interruptions, loss or malfunctions of utilities, communication facilities or computer (software and hardware) services (it being understood that the Administrative Agent shall use commercially reasonable efforts which are consistent with accepted practices in the banking industry to resume performance as soon as practicable under the circumstances). The authorizations, rights, privileges, protections and benefits given to the Administrative Agent are extended to, and shall be enforceable by, the Administrative Agent (including in its role as a Secured Debt Representative (as defined in the Intercreditor Agreement)), under any Loan Document to which it is a party. In the event any claim of inconsistency between this Agreement and the terms of any Loan Document arises with respect to the duties, liabilities and rights of the Administrative Agent, the terms of this Agreement shall control. Section 8.04. Reliance by Administrative Agent. The Administrative Agent shall be entitled to conclusively rely, shall not incur any liability and shall be fully protected in relying, upon any writing, communication, signature, resolution, representation, notice, request, consent, certificate, affidavit, letter, telegram, facsimile, telex or telephone message, electronic mail message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent or otherwise authenticated by the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to the Company), independent accountants and other experts selected by the Administrative Agent, and shall not incur any liability for relying thereon. In determining compliance with any condition hereunder to the making of a Loan that by its terms must be fulfilled to the satisfaction of a Lender, the Administrative Agent may presume that such condition is satisfactory to such Lender unless such Agent shall have received written notice to the contrary from such Lender prior to the making of such Loan. The Administrative Agent shall be fully justified in failing or refusing to take any action under any Loan Document unless it shall first receive such advice, direction or concurrence of the Required Lenders (or such other number or percentage of Lenders as shall be expressly provided for herein or in the other Loan Documents) as it deems appropriate and, if it so requests, it shall first be indemnified and/or receive security to its satisfaction by the Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Loan Document in accordance with a request or consent of the Required Lenders (or such other number or percentage of Lenders as shall be expressly provided for herein or in the other Loan Documents) and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders. Upon the request by the Administrative Agent at any time the Lenders will promptly confirm in writing any action taken or to be taken by the Administrative Agent. Documents delivered to the Administrative Agent are for informational purposes only and the Administrative Agent’s receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company’s compliance with any 45 of its covenants hereunder (as to which the Administrative Agent is entitled to rely exclusively on certificates of a Responsible Officer of the Company). The Administrative Agent shall have no obligation to verify the information or calculations set forth in this Agreement or otherwise. The Administrative Agent shall have no responsibility or liability for the filing, timeliness or content of any certificate or report required under this Agreement or the other Loan Documents. The Administrative Agent may conclusively rely on the applicable Assignment and Acceptance as to whether any Lender or posed Lender is an Eligible Assignee or an Affiliated Lender, and shall have no obligation to monitor the Affiliated Lender Cap. Section 8.05. Delegation of Duties. The Administrative Agent may perform or execute any and all of its duties and exercise its rights and powers under this Agreement or any other Loan Document (including for purposes of holding or enforcing any Lien on the Collateral (or any portion thereof) granted under the Security Documents or of exercising any rights and remedies thereunder) by or through agents, employees or attorneys-in-fact and shall be entitled to advice of counsel, other consultants and experts of its own selection concerning all matters pertaining to such duties. The Administrative Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective Agent-Related Persons. The exculpatory provisions of this Article VIII shall apply to any such sub-agent and to the Agent- Related Persons of the Administrative Agent and any such subagent, and shall apply to their respective activities in connection with the syndication of the Facility as well as activities as an Administrative Agent. The Administrative Agent shall not be responsible for the negligence or misconduct of any agent or sub-agent or attorney-in-fact that it selects except to the extent that a court of competent jurisdiction determines in a final and non-appealable judgment that the Administrative Agent acted with gross negligence or willful misconduct in the selection of such sub-agents. Section 8.06. Successor Agents. The Administrative Agent may resign at any time upon thirty (30) days’ notice to the Lenders and the Company and if the Administrative Agent is a Defaulting Lender or during an Agent Default Period, the Company may remove such Defaulting Lender from such role upon ten (10) days’ notice to the Administrative Agent and the Lenders. If the Administrative Agent resigns or is removed by the Company, the Required Lenders shall appoint a successor agent, which successor agent shall be consented to by the Company at all times other than during the existence of a Payment or Bankruptcy Event of Default (which consent of the Company shall not be unreasonably withheld or delayed); provided that in no event shall any such successor Administrative Agent be a Defaulting Lender. If no successor agent is appointed prior to the effective date of the resignation or removal of the Administrative Agent, such Administrative Agent, in the case of a resignation, and the Company, in the case of a removal may (but shall not be obligated to) appoint a successor agent or apply to a court of competent jurisdiction for such other appropriate relief. Upon the acceptance of its appointment as successor agent, the Person acting as such successor agent shall succeed to all the rights, powers and duties of the retiring Administrative Agent under the Loan Documents and the term “Administrative Agent” shall mean such successor administrative agent, and the retiring Administrative Agent’s appointment, powers and duties as the Administrative Agent shall be terminated. After the retiring Administrative Agent’s resignation or removal in accordance herewith as the Administrative Agent, the provisions of Section 2.15(c), this Article VIII and the provisions of Section 9.05 shall inure to its, its sub-agents and their respective Related Parties benefit as to any actions taken or omitted to be taken by any of them while the retiring Administrative Agent was acting as

46 Administrative Agent in respect of the Loan Documents. If no successor agent has accepted appointment as the Administrative Agent by the date which is thirty (30) days following the retiring Administrative Agent’s notice of resignation or ten (10) days following the Company’s notice of removal, the retiring Administrative Agent’s resignation shall nevertheless thereupon become effective and, except for any indemnity payments owed to the retiring Administrative Agent in accordance with this Agreement, all payments, communications and determinations provided to be made by, to or through the Administrative Agent shall instead be made by or to each Lender directly, and the Lenders shall assume and perform all of the duties of such Administrative Agent hereunder until such time, if any, as the Required Lenders appoint a successor agent as provided for above. Upon the acceptance of any appointment as an Administrative Agent in accordance herewith by a successor, the Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges, and duties of the retiring Administrative Agent under the Loan Documents (other than any rights to indemnity payments owed to the retiring Administrative Agent in accordance with this Agreement), and the retiring Administrative Agent shall be discharged from its duties and obligations under the Loan Documents. Notwithstanding anything to the contrary herein, no Disqualified Lender may be appointed as a successor Administrative Agent without the consent of the Company, Any Person into which the Administrative Agent may be merged or converted or with which they may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Administrative Agent shall be a party, or any Person succeeding to all or substantially all of the corporate agency or corporate trust business of the Administrative Agent shall be the successor of the Administrative Agent hereunder and under the other Loan Documents, without the execution or filing of any paper or any further action on the part of any of the parties hereto. Section 8.07. Non-Reliance on the Administrative Agent and Other Lenders. Each Lender expressly acknowledges that neither the Administrative Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or affiliates have made any representations or warranties to it and that no act by the Administrative Agent hereafter taken, including any review of the affairs of the Company and its Subsidiaries or any affiliate of the Company and its Subsidiaries, shall be deemed to constitute any representation or warranty by the Administrative Agent to any Lender. Each Lender represents to the Administrative Agent that it has, independently and without reliance upon the Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and to extend credit to the Company hereunder. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder. Section 8.08. No Other Duties, Etc. Anything herein to the contrary notwithstanding, none of the Lead Arrangers shall have any powers, duties or responsibilities under this Agreement or any of the other Loan Documents, except in its capacity, as applicable, as an Administrative Agent or a Lender hereunder. Section 8.09. Administrative Agent May File Proofs of Claim. In case of the pendency of any proceeding under any federal, state or foreign bankruptcy, insolvency, receivership or similar 47 law or any other judicial proceeding relative to the Company, the Administrative Agent (irrespective of whether the principal of any Loan shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Company) shall be entitled and empowered, by intervention in such proceeding or otherwise: (a) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans and all other Loan Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders and the Administrative Agent and their respective agents and counsel and all other amounts due the Lenders and the Administrative Agent under Sections 2.10, 8.12, and 9.05) allowed in such judicial proceeding; and (b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same; and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender to make such payments to the Administrative Agent and, if the Administrative Agent shall consent to the making of such payments directly to the Lenders, to pay to the Administrative Agent any amount due for the compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel, and any other amounts due the Administrative Agent under Sections 2.10, 8.12, and 9.05. Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender any plan of reorganization, arrangement, adjustment or composition affecting the Loan Obligations or the rights of any Lender to authorize the Administrative Agent to vote in respect of the claim of any Lender in any such proceeding. Section 8.10. Collateral and Guaranty Matters. The Administrative Agent shall not be responsible for or have a duty to ascertain or inquire into any representation or warranty regarding the existence, genuineness, validity, sufficiency, value or collectability of the Collateral, the existence, priority, perfection or enforceability of the Collateral Agent’s Lien thereon, or any certificate prepared by the Company in connection therewith, for the validity of the title to the Collateral, for insuring the Collateral or for the payment of taxes, charges or assessments or Liens upon the Collateral, nor shall the Administrative Agent have any duty or responsibility (a) to see to any recording, filing or depositing of any financing statement or continuation statement evidencing a security interest, (b) to the Lenders to monitor or maintain any portion of the Collateral, or (c) for perfecting or maintaining the perfection of any security interest in the Collateral. Section 8.11. [Reserved]. Section 8.12. Indemnification. Whether or not the transactions contemplated hereby are consummated, the Lenders shall indemnify upon demand each Agent-Related Person (to the extent

48 not reimbursed by or on behalf of the Company and without limiting the obligation of the Company to do so), based upon their respective Pro Rata Shares, and hold harmless each Agent-Related Person from and against any and all liabilities, Taxes, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by or asserted against it in its capacity as an Agent-Related Person or any of them in any way relating to or arising out of this Agreement or any other Loan Document or any action taken or omitted by it or any of them under this Agreement or any other Loan Document (the “Indemnified Liabilities”); provided that no Lender shall be liable for the payment to any Agent-Related Person of any portion of such Indemnified Liabilities primarily resulting from such Agent-Related Person’s own gross negligence or willful misconduct, as determined by the final non-appealable judgment of a court of competent jurisdiction; provided that no action taken or not taken in accordance with the directions of the Required Lenders (or such other number or percentage of the Lenders as shall be required by the Loan Documents) shall be deemed to constitute gross negligence or willful misconduct for purposes of this Section 8.12. In the case of any investigation, litigation or proceeding giving rise to any Indemnified Liabilities, this Section 8.12 applies whether any such investigation, litigation or proceeding is brought by any Lender or any other Person. Without limitation of the foregoing, each Lender shall reimburse the Administrative Agent upon demand for its Pro Rata Share of any costs or out-of-pocket expenses (including Attorney Costs) incurred by such Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, any other Loan Document, or any document contemplated by or referred to herein, to the extent that such Agent is not reimbursed for such expenses by or on behalf of the Company and without limiting their obligation to do so. All amounts due under this Section 8.12 shall be payable not later than thirty (30) days after demand therefor. To the extent that the undertakings to defend, indemnify, pay and hold harmless set forth in this Section 8.12 may be unenforceable in whole or in part because they violate any law or public policy, each Lender shall contribute the maximum portion that it is permitted to contribute under applicable Laws to the payment and satisfaction of all indemnifiable liabilities incurred by each Agent-Related Person. The undertaking in this Section 8.12 shall survive termination of the aggregate Commitments, the payment of all other Loan Obligations and the resignation or removal of the Administrative Agent. Section 8.13. Appointment of Supplemental Agents. (a) It is the purpose of this Agreement and the other Loan Documents that there shall be no violation of any Law of any jurisdiction denying or restricting the right of banking corporations or associations to transact business as agent or trustee in such jurisdiction. It is recognized that in case of litigation under this Agreement or any of the other Loan Documents, and in particular in case of the enforcement of any of the Loan Documents, or in case the Administrative Agent deems that by reason of any present or future Law of any jurisdiction it may not exercise any of the rights, powers or remedies granted herein or in any of the other Loan Documents or take any other action which may be desirable or necessary in connection therewith, the Administrative Agent is hereby authorized to appoint an additional individual or institution selected by the Administrative Agent in its sole discretion as a separate trustee, co-trustee, administrative agent, administrative sub-agent or administrative co-agent (any such additional individual or institution being referred to herein individually as a “Supplemental Agent” and collectively as “Supplemental Agents”). 49 (b) [Reserved]. (c) Should any instrument in writing from the Company be required by any Supplemental Agent so appointed by the Administrative Agent for more fully and certainly vesting in and confirming to him or it such rights, powers, privileges and duties, the Company shall execute, acknowledge and deliver any and all such instruments promptly upon request by the Administrative Agent. In case any Supplemental Agent, or a successor thereto, shall die, become incapable of acting, resign or be removed, all the rights, powers, privileges and duties of such Supplemental Agent, to the extent permitted by Law, shall vest in and be exercised by the applicable Agent until the appointment of a new Supplemental Agent. Section 8.14. Withholding. To the extent required by any applicable law, the Administrative Agent may withhold from any payment to any Lender an amount equivalent to any applicable withholding Tax. If any payment has been made to any Lender by the Administrative Agent without the applicable withholding Tax being withheld from such payment and the Administrative Agent has paid over the applicable withholding Tax to the Internal Revenue Service or any other Governmental Authority, or the Internal Revenue Service or any other Governmental Authority asserts a claim that the Administrative Agent did not properly withhold Tax from amounts paid to or for the account of any Lender because the appropriate form was not delivered or was not properly executed or because such Lender failed to notify the Administrative Agent of a change in circumstance which rendered the exemption from, or reduction of, withholding Tax ineffective or for any other reason (including, such Lender’s failure to comply with the provisions of Section 9.04(b)(v) relating to the maintenance of a Participant Register), such Lender shall indemnify the Administrative Agent fully for all amounts paid, directly or indirectly, by the Administrative Agent as Tax or otherwise, including any penalties or interest and together with all expenses (including legal expenses, allocated internal costs and out-of-pocket expenses) incurred. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender hereunder or any other Loan Document against any amount due to the Administrative Agent under this Section 8.14. The agreements in this Section 8.14 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all obligations under any Loan Document. For purposes of this Section 8.14, the term “applicable law” includes FATCA. Section 8.15. Enforcement. Notwithstanding anything to the contrary contained herein or in any other Loan Document, the authority to enforce rights and remedies hereunder and under the other Loan Documents against the Company or any of them shall be vested exclusively in, and all actions and proceedings at law in connection with such enforcement shall be instituted and maintained exclusively by, the Administrative Agent, the Intercreditor Agent or the Collateral Agent, as applicable, in accordance with Section 7.02, the Intercreditor Agreement, the Common Terms Agreement and the Security Documents for the benefit of all the Lenders or Secured Parties, as applicable; provided, however, that the foregoing shall not prohibit (a) the Administrative Agent or the Collateral Agent from exercising on its own behalf the rights and remedies that inure to its benefit (solely in its capacity as Administrative Agent or Collateral Agent, as applicable) hereunder and under the Intercreditor Agreement and other Loan Documents, (b) any Lender from exercising setoff rights in accordance with Section 9.06 (subject to the terms of Section 2.16(c)), or (c) any Lender from filing proofs of claim or appearing and filing pleadings on its own behalf

50 during the pendency of a proceeding relative to the Company under any federal, state or foreign bankruptcy, insolvency, receivership or similar law; and provided, further, that if at any time there is no Person acting as the Intercreditor Agent or the Collateral Agent, as applicable, hereunder and under the other Loan Documents, then (i) the Required Lenders (as it relates to this Agreement) or the Required Financing Parties (as it relates to the other Loan Documents) shall have the rights otherwise ascribed to the Intercreditor Agent, the Administrative Agent or the Collateral Agent, as applicable, pursuant to Section 7.02, the Intercreditor Agreement, the Common Terms Agreement and the Security Documents, as applicable and (ii) in addition to the matters set forth in clauses (b) and (c) of the preceding proviso and subject to Section 2.16(c), any Lender may, with the consent of the Required Lenders, enforce any rights and remedies available to it and as authorized by the Required Lenders. Section 8.16. Lead Arrangers. The Company hereby appoints Goldman Sachs Bank USA, and JPMorgan Chase Bank, N.A. as Lead Arrangers in connection with the Loans. The Lead Arrangers shall have no right, power, obligation, liability, responsibility, or duty under this Agreement other than those applicable to all Lenders as such. Without limiting the foregoing, the Lead Arrangers so identified shall not have or be deemed to have any fiduciary relationship with any Lender. Each Lender acknowledges that it has not relied, and will not rely, on any of the Lenders or other Persons so identified in deciding to enter into this Agreement or in taking or not taking action hereunder. Section 8.17. Lender Representations. Each Lender represents and warrants that (i) the Loan Documents set forth the terms of a commercial lending facility, (ii) such Lender is engaged in making, acquiring or holding commercial loans and in providing other facilities set forth herein as may be applicable to such Lender, in each case in the ordinary course of business, and not for the purpose of purchasing, acquiring or holding any other type of financial instrument (and each Lender agrees not to assert a claim in contravention of the foregoing), (iii) it has, independently and without reliance upon any Agent Party or Agent-Related Person, the Lead Arrangers or any other Lender, or any of the Related Parties of any of the foregoing, and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement as a Lender, and to make, acquire or hold Loans hereunder and (iv) it is sophisticated with respect to decisions to make, acquire and/or hold commercial loans and to provide other facilities set forth herein, as may be applicable to such Lender, and either it, or the Person exercising discretion in making its decision to make, acquire and/or hold such commercial loans or to provide such other facilities, is experienced in making, acquiring or holding such commercial loans or providing such other facilities. Each Lender also acknowledges that it will, independently and without reliance upon any Agent Party or Agent-Related Person, the Lead Arrangers or any other Lender, or any of the Related Parties of any of the foregoing, and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder. ARTICLE IX MISCELLANEOUS Section 9.01. Notices. 51 (a) Notices and other communications provided for herein shall be in writing (including electronic mail) and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by electronic mail, as follows; provided that any notice or communication sent by courier service or mail must also be transmitted by electronic mail to the applicable electronic mail address specified below: (i) if to the Company, to: 620 FM 1033, Childress TX 79201 USA Attention: Chief Financial Officer Email: [***]; [***] with a copy to (which shall not constitute notice): Milbank LLP 55 Hudson Yards, New York, NY 10001-2163 Attention: Jaime Ramirez Email: [***] (ii) if to the Administrative Agent, to: CSC Delaware Trust Company 251 Little Falls Drive Wilmington, DE 19808 Attention: Kelvin Vargas / Karen Abarca Email: [***] / [***] / [***] / [***] with a copy to (which shall not constitute notice): Nixon Peabody LLP Exchange Place, 53 State Street Boston, MA 02109 Attention: Jonathan R. Winnick / Michael J. Tentindo Email: [***] / [***] (iii) if to any Lender, to the address, electronic mail address or telephone number specified in its Administrative Questionnaire. (b) Notices and other communications to the Lenders hereunder may be delivered or furnished by electronic communications (including electronic mail and Internet or intranet websites), including as described in Section 9.17 herein. Notices or communications posted to an Internet or intranet website shall be deemed received upon the posting thereof. (c) All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt if delivered by hand or overnight courier service or sent by (to the extent permitted by Section

52 9.01(b)) electronic means prior to 5:00 p.m. (New York time) on such date, or on the date five (5) Business Days after dispatch by certified or registered mail if mailed, in each case delivered, sent or mailed (properly addressed) to such party as provided in this Section 9.01 or in accordance with the latest unrevoked direction from such party given in accordance with this Section 9.01 and in each case provided an electronic copy has been delivered by electronic mail in accordance with this Section 9.01; provided, that any notice, request or demand to or upon the Administrative Agent shall not be effective until received. (d) Any party hereto may change its address or other contact information for notices and other communications hereunder by notice to the other parties hereto. Section 9.02. Survival of Representations and Warranties. All representations and warranties made by the Company herein, in the other Loan Documents and in the certificates delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Lenders and the Administrative Agent and shall survive the making by the Lenders of the Loans and the execution and delivery of the Loan Documents, regardless of any investigation made by such Persons or on their behalf, and shall continue in full force and effect until Payment in Full. Without prejudice to the survival of any other agreements contained herein, to the provisions of Section 2.15(c), Article VIII and Section 9.05) shall survive Payment in Full, the termination of this Agreement or any provision hereof and the resignation or replacement of any Agent. Section 9.03. Binding Effect. This Agreement shall become effective when it shall have been executed by the Company and the Administrative Agent shall have received copies hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the Company, the Administrative Agent and each Lender and their respective permitted successors and assigns. Section 9.04. Successors and Assigns. (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that (i) the Company may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender and the Administrative Agent (and any attempted assignment or transfer by the Company without such consent shall be null and void) and (ii) no Lender may assign or otherwise transfer, or sell any participation in, its rights or obligations hereunder except in accordance with this Section 9.04 (including, in the case of an assignment to an Affiliated Lender, Section 9.04(e)) (and any attempted assignment or transfer by Lender not in accordance with this Section 9.04 shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants (to the extent provided in Section 9.04(b)(v)), the Lenders, the Agents and, to the extent expressly contemplated hereby, the Related Parties of each of the Agents and the Lenders, and the Indemnitees) any legal or equitable right, remedy or claim under or by reason of this Agreement. (b) After the Closing Date (other than with respect to assignments that would otherwise not require the consent of the Company made pursuant to Section 9.04(b)(x), which assignments 53 may be made after the date hereof), subject to the conditions set forth in Section 9.04(b)(i) below, any Lender may assign to one or more assignees all or a portion of its rights and obligations under this Agreement in respect of the Facility (including its Loans and Commitments thereunder) with the prior written consent of the Company; provided, that, in the case of an assignment to an Eligible Assignee, (1) such consent shall not be unreasonably withheld, conditioned or delayed and (2) the Company shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to the Administrative Agent within 10 Business Days of having received notice thereof; provided, further, that no consent of the Company shall be required (x) for an assignment to a Lender, an Affiliate of a Lender or an Approved Fund or (y) if a Payment or Bankruptcy Event of Default has occurred and is continuing. The liability of the Company to an assignee that is an Approved Fund or Affiliate of the assigning Lender, as applicable, under Section 2.13 shall be limited to the amount, if any, that would have been payable hereunder by the Company in the absence of such assignment and the Company may withhold its consent if the costs or the taxes payable by the Company to the assignee under Section 2.13 shall be greater than they would have been for the assignor except to the extent such greater amounts results from a Change in Law that occurs after the assignment was made. (i) Assignments shall be subject to the following additional conditions: (A) except in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund or an assignment of the entire remaining amount of the assigning Lender’s Commitment or Loans, the amount of the Commitment and/or Loans, as applicable, of the assigning Lender subject to each such assignment shall not be less than $20,000,000 and increments of $1,000,000 in excess thereof unless the Company otherwise consents; provided that no such consent of the Company shall be required if a Payment or Bankruptcy Event of Default (with respect to the Company) has occurred and is continuing; (B) each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations in respect of the Facility under this Agreement; (C) the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Acceptance (which such Assignment and Acceptance shall include a representation by the assignee that it is not a Disqualified Lender or an Affiliate of a Disqualified Lender); (D) the assignee, if it shall not already be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire, the applicable documentation set forth in Section 2.15(e) and any other administrative information (including tax forms) that the Administrative Agent may reasonably request; (E) no such assignment shall be made to (1) a Defaulting Lender, (2) a Disqualified Lender (unless, solely with respect to an assignee of the type set forth in clause (a) of the definition of “Disqualified Lender”, a Payment or Bankruptcy Event of Default shall have occurred and be continuing), (3) the Parent, Pledgor or the Company or (4) a Sanctioned Person; and

54 (F) notwithstanding anything to the contrary herein, no such assignment shall be made to a natural person or any holding company, investment vehicle or trust for, or owned and operated for the primary benefit of a natural person. (ii) Subject to acceptance and recording thereof pursuant to Section 9.04(b)(iii) (and, in the case of an Affiliated Lender or a Person that, after giving effect to such assignment, would become an Affiliated Lender, to the requirements of clause (e) of this Section 9.04), from and after the effective date specified in each Assignment and Acceptance (and each Affiliated Lender Assignment and Acceptance) the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Acceptance (and each Affiliated Lender Assignment and Acceptance), have the rights and obligations of a Lender under this Agreement, and the assigning Lender hereunder shall, to the extent of the interest assigned by such Assignment and Acceptance (and each Affiliated Lender Assignment and Acceptance), be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance or an Affiliated Lender Assignment and Acceptance covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits, and subject to the requirements and limitations, of Sections 2.13, 2.15, 8.12 and 9.05). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this Section 9.04 shall not be effective as an assignment hereunder. (iii) The Administrative Agent, acting for this purpose as a non-fiduciary agent of the Company, shall maintain at one of its offices a copy of each Assignment and Acceptance (and each Affiliated Lender Assignment and Acceptance) delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitment of, and principal amounts of (and stated interest on) the Loans owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive absent manifest error, and the Company, the Administrative Agent and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Company and any Lender, with respect to its own interest only, and any other Person to the extent necessary to establish that such obligations are in registered form under Section 5f.103-1(c) of the United States Treasury Regulations and Section 1.163-5(b) of the United States Proposed Treasury Regulations (or, in each case, any amended or successor sections), at any reasonable time and from time to time upon reasonable prior notice. The parties intend that all extensions of credit to the Company and, if applicable, their Affiliates hereunder shall at all times be treated as being in registered form within the meanings of Sections 163(f), 871(h)(2) and 881(c)(2) of the Code (and any successor provisions) and the regulations thereunder and shall interpret the provisions herein regarding the Register and the Participant Register (as defined in paragraph (iv) below) consistent with such intent. (iv) The parties to each assignment shall deliver to the Administrative Agent a processing and recordation fee in the amount of $3,500; provided, however, that the Administrative Agent may, in its sole discretion, elect to waive such processing and recordation fee in the case of any assignment. Upon its receipt (or waiver) of the processing and recording fee described in the preceding sentence, a duly completed Assignment and Acceptance (or Affiliated Lender Assignment and Acceptance) executed by an assigning Lender and an assignee, any administrative 55 information reasonably requested by the Administrative Agent (unless the assignee shall already be a Lender hereunder) and any written consent to such assignment required by Section 9.04(b), the Administrative Agent shall acknowledge such Assignment and Acceptance (or Affiliated Lender Assignment and Acceptance) and record the information contained therein in the Register. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph. (v) (a) After the Closing Date or after the expiry of the Delayed Draw Availability Period (in the case of any other sale of participations), any Lender may, without the consent of the Administrative Agent or the Company (but upon written notice to the Company), sell participations to one or more financial institutions or other entities (a “Participant”) in all or a portion of such Lender’s rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans owing to it); provided that the Participant shall not be a Sanctioned Person or a Disqualified Lender (other than, in the case of a Disqualified Lender of the type set forth in clause (a) of the definition thereof, if a Payment or Bankruptcy Event of Default shall have occurred and be continuing); provided, further, that (w) such Lender’s obligations under this Agreement shall remain unchanged, (x) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, (y) the Company, the Administrative Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement and (z) such Lender shall, as a non-fiduciary agent of the Company for this purpose, maintain a register on which it enters the name and address of each Participant and the principal amounts of (and stated interest on) each Participant’s interest in the Loans (or other rights or obligations) held by it (the “Participant Register”), which entries shall be conclusive absent manifest error, provided that no Lender shall have any obligation to disclose all or any portion of such register (including the identity of any Participant or any information relating to a Participant’s interest in any Commitments, Loans, or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such Commitment, Loan, or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations and Section 1.163-5(b) of the United States Proposed Treasury Regulations (or, in each case, any amended or successor sections). Each Lender that sells such a participation shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register. Any agreement or instrument (oral or written) pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to exercise rights under and to enforce this Agreement and the other Loan Documents and to approve any waiver, amendment or modification of any provision of this Agreement and the other Loan Documents; provided that (x) such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in Section 9.08(b)(i), Section 9.08(b)(ii), Section 9.08(b)(iii) or Section 9.08(b)(iv) that affects such Participant and (y) no other agreement (oral or written) in respect of the foregoing with respect to such Participant may exist between such Lender and such Participant. Subject to Section 9.04(b)(v), the Company agrees that each Participant shall be entitled to the benefits (and subject to the requirements and limitations) of Sections 2.13 and 2.15 to the same extent as if it were the Lender from whom it obtained its participation and had acquired its interest by assignment pursuant to Section 9.04(b). To the extent permitted by law, each

56 Participant also shall be entitled to the benefits of Section 9.06 as though it were a Lender, provided such Participant agrees to be subject to Section 2.16(c) as though it were a Lender. (A) A Participant shall not be entitled to receive any greater payment under Section 2.13 or 2.15 than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless (x) the Company is informed of such greater payment, and the sale of the participation to such Participant is made with the Company’s prior written consent following the receipt by the Company of any information reasonably requested by the Company to evidence such greater payment, and the Company may withhold its consent to such participation (in its sole discretion) if a Participant would be entitled to require greater payment than the applicable Lender under such Sections or (y) such entitlement to receive a greater payment results from a Change in Law that occurs after the Participant acquired the applicable participation. A Participant shall not be entitled to the benefits of Section 2.15 to the extent such Participant fails to comply with Section 2.15(e) as though it were a Lender (it being understood that the documentation required under Section 2.15(e) shall be delivered to the applicable Lender). (c) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement and its promissory note, if any, to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank or any other central bank, and this Section 9.04 shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto, and any such pledgee (other than a pledgee that is the Federal Reserve Bank or any other central bank) shall acknowledge in writing that its rights under such pledge are in all respects subject to the limitations applicable to the pledging Lender under this Agreement or the other Loan Documents. (d) (i) In the event of any assignment or participation by a Lender without the Company’s consent or deemed consent (if applicable) (A) to any Disqualified Lender (other than, in the case of a Disqualified Lender of the type set forth in clause (a) of the definition thereof, if a Payment or Bankruptcy Event of Default shall have occurred and be continuing) or (B) to the extent the Company’s consent is required under this Section 9.04, to any other Person, the Company shall be entitled at its sole expense and effort to seek specific performance to unwind any such assignment or participation in addition to injunctive relief (without posting a bond or presenting evidence of irreparable harm) or any other remedies available to the Company at law or in equity in respect of such assignor or assignee; it being understood and agreed that the Company will suffer irreparable harm if any Lender breaches any obligation under this Section 9.04 as it relates to any assignment, participation or pledge of any Loan or Commitment to any Disqualified Lender or any other Person to whom the Company’s consent is required but not obtained (or has not been deemed consented to). Upon the request of any Lender, the Administrative Agent shall make available to such Lender the list of Disqualified Lenders received from the Company at the relevant time and such Lender may provide the list to any potential assignee or participant on a confidential basis in accordance with Section 9.16 for the purpose of verifying whether such Person is a Disqualified Lender. 57 (ii) If any assignment or participation under this Section 9.04 is made to any Affiliate of any Disqualified Lender (other than, in the case of a Disqualified Lender of the type set forth in clause (a) of the definition thereof, if a Payment or Bankruptcy Event of Default shall have occurred and be continuing) without the Company’s prior written consent or deemed consent (any such person, a “Disqualified Person”), then, such assignment shall not be null and void, but the Company may, at its sole expense and effort, upon notice to the applicable Disqualified Person and the Administrative Agent, (a) terminate any Commitment of such Disqualified Person and repay all obligations of the Company owing to such Disqualified Person, (b) in the case of any outstanding Loans, held by such Disqualified Person, purchase such Loans by paying the amount that such Disqualified Person paid to acquire such Loans, plus accrued interest thereon, accrued fees and all other amounts payable to it hereunder and/or (c) require that such Disqualified Person assign, without recourse (in accordance with and subject to the restrictions contained in this Section 9.04), all of its interests, rights and obligations under this Agreement to one or more Eligible Assignees; provided that (I) in the case of clause (b), the applicable Disqualified Person has received payment of an amount equal to the lesser of (1) par and (2) the amount that such Disqualified Person paid for the applicable Loans, plus accrued interest thereon, accrued fees and all other amounts payable to it hereunder, from the Company and (II) in the case of clause (c), the relevant assignment shall otherwise comply with this Section 9.04 (except that no registration and processing fee required under this Section 9.04 shall be required with any assignment pursuant to this paragraph). Nothing in this Section 9.04(d) shall be deemed to prejudice any right or remedy that the Company may otherwise have at law or equity. (e) Any Lender may, at any time, assign all or a portion of its rights and obligations with respect to Loans and Commitments under this Agreement to a Person who is or will become, after such assignment, an Affiliated Lender through (x) Dutch auctions or other offers to purchase or take by assignment open to all Lenders on a pro rata basis in accordance with procedures of the type described in Schedule 9.04(e) or (y) open market purchase on a non-pro rata basis, in each case subject to the following limitations: (i) Affiliated Lenders will not (A) receive information or material provided solely to Lenders by the Administrative Agent or any Lender and will not be permitted to attend or participate in conference calls, discussions or meetings (or portions thereof) attended by any Lenders and/or the Administrative Agent in which representatives of the Company are not then present, other than the right to receive notices of prepayments and other administrative notices in respect of its Loans or Commitments required to be delivered to Lenders pursuant to Article II or (B) receive any advice of counsel to the Administrative Agent or make any challenge to the Administrative Agent’s or any other Lender’s attorney-client privilege on the basis of its status as a Lender; (ii) each Affiliated Lender that purchases any Loans or Commitments pursuant to clause (x) above shall represent and warrant to the selling Lender (other than any other Affiliated Lender) that it does not possess material non-public information (or material information of the type that would not be public if the Parent, Pledgor or the Company were a publicly-reporting company) with respect to the Parent, Pledgor or the Company that either (1) has not been disclosed to the Lenders generally (other than Lenders that have elected not to receive such information) or (2) if not disclosed to the Lenders, would reasonably be expected to have a material effect on, or otherwise be material to (A) a Lender’s decision to participate in any such assignment or (B) the

58 market price of such Loans or Commitments, or shall make a statement that such representation cannot be made; (iii) the aggregate principal amount of Loans and Commitments under this Agreement held by Affiliated Lenders shall not exceed 30.0% of the aggregate principal amount of Loans and Commitments outstanding at such time under this Agreement (such percentage, the “Affiliated Lender Cap”); provided that to the extent any purchase or assignment to an Affiliated Lender would result in the aggregate principal amount of all Loans and Commitments held by Affiliated Lenders exceeding the Affiliated Lender Cap, the purchase or assignment of such excess amount will be void ab initio; (iv) as a condition to each assignment pursuant to this clause (e), the Administrative Agent and the Company shall have been provided a notice in connection with each assignment to an Affiliated Lender or a Person that, upon effectiveness of such assignment, would constitute an Affiliated Lender pursuant to which such Affiliated Lender shall waive any right to bring any action in connection with such Loans and Commitments against the Administrative Agent, in its capacity as such; (v) the assigning Lender and the Affiliated Lender purchasing such Lender’s Loans or Commitments shall execute and deliver to the Administrative Agent an assignment agreement substantially in the form of Exhibit A-2 hereto (an “Affiliated Lender Assignment and Acceptance”); and (vi) if a Bankruptcy Event of Default occurs and is continuing, notwithstanding whether any Affiliated Lender may be construed to not be an “insider” under Section 101(31) of the Title 11 of the Bankruptcy Code or any similar provision of any other Debtor Relief Law, each Affiliated Lender shall acknowledge that it is an “insider” under Section 101(31) of the Title 11 of the Bankruptcy Code and any similar provision of any other Debtor Relief Law and, as such, the claims associated with the Loans and Commitments owned by it shall not be included in determining whether the applicable class of creditors holding such claims has voted to accept a proposed plan for purposes of Section 1129(a)(10) of Title 11 of the Bankruptcy Code or any similar provision under any other Debtor Relief Law, and their voting rights shall be subject to Sections 9.04(g) and (h) below. Notwithstanding anything to the contrary contained herein, any Affiliated Lender that has purchased Loans or Commitments pursuant to this clause (e) may, in its sole discretion, contribute, directly or indirectly, the principal amount of such Loans or Commitments or any portion thereof, plus all accrued and unpaid interest thereon, to the Company for the purpose of cancelling and extinguishing such Loans or Commitments. Upon the date of such contribution, assignment or transfer, (x) the aggregate outstanding principal amount of Loans or Commitments shall reflect such cancellation and extinguishing of the Loans or Commitments then held by the Company and (y) the Company shall promptly provide notice to the Administrative Agent of such contribution of such Loans or Commitments, and the Administrative Agent, upon receipt of such notice, shall reflect the cancellation of the applicable Loans or Commitments in the Register. (f) Notwithstanding anything in Section 9.08 or the definition of “Required Lenders” to the contrary, for purposes of determining whether the Required Lenders have (i) consented (or 59 not consented) to any amendment, modification, waiver, consent or other action with respect to any of the terms of any Loan Document or any departure by the Pledgor or the Company therefrom, or subject to Section 9.04(g), any plan of reorganization pursuant to the Bankruptcy Code or any equivalent under any other Debtor Relief Law (it being understood and agreed that any such vote shall be deemed not to be in good faith and shall be “designated” pursuant to Section 1126(e) of the Bankruptcy Code and any similar provision of any other Debtor Relief Law), (ii) otherwise acted on any matter related to any Loan Document, or (iii) directed or required the Administrative Agent or any Lender to undertake any action (or refrain from taking any action) with respect to or under any Loan Document, no Affiliated Lender shall have any right to consent (or not consent), otherwise act or direct or require the Administrative Agent or any Lender to take (or refrain from taking) any such action and: (i) all Loans and Commitments held by any Affiliated Lenders shall be deemed to be not outstanding for all purposes of calculating whether the Required Lenders have taken any actions; and (ii) all Loans and Commitments held by Affiliated Lenders shall be deemed to be not outstanding for all purposes of calculating whether all Lenders have taken any action unless the action in question affects such Affiliated Lender in a disproportionately adverse manner than its effect on other Lenders. (g) Notwithstanding anything in this Agreement or the other Loan Documents to the contrary, each Affiliated Lender hereby agrees that, and each Affiliated Lender Assignment and Acceptance shall provide a confirmation that, if a proceeding under any Debtor Relief Law shall be commenced by or against the Pledgor or the Company at a time when such Lender is an Affiliated Lender, such Affiliated Lender irrevocably authorizes and empowers the Administrative Agent to vote on behalf of such Affiliated Lender with respect to the Loans and Commitments held by such Affiliated Lender in any manner at the Required Lenders’ direction, unless the Administrative Agent (acting on the written direction of the Required Lenders) instructs such Affiliated Lender to vote, in which case such Affiliated Lender shall vote with respect to the Loans and Commitments held by it as the Administrative Agent (acting on the written direction of the Required Lenders) directs; provided that such Affiliated Lender shall be entitled to vote in accordance with its sole discretion (and not in accordance with the direction of the Administrative Agent) in connection with any plan of reorganization to the extent any such plan of reorganization proposes to treat any Loan Obligations held by such Affiliated Lender in a disproportionately adverse manner than the proposed treatment of similar Loan Obligations held by Lenders that are not Affiliated Lenders. (h) Although Debt Fund Affiliates shall be Eligible Assignees and shall not be subject to the provisions of Sections 9.04(e), (f) or (g), any Lender may, at any time, assign all or a portion of its rights and obligations with respect to Loans and Commitments under this Agreement to a Person who is or will become, after such assignment, a Debt Fund Affiliate only through (x) Dutch auctions or other offers to purchase or take by assignment open to all Lenders on a pro rata basis in accordance with procedures of the type described in Schedule 9.04(e) (for the avoidance of doubt, without requiring any representation as to the possession of material non-public information by such Affiliate) or (y) open market purchase on a non-pro rata basis. Notwithstanding anything in Section 9.08 or the definition of “Required Lenders” to the contrary, for purposes of determining

60 whether the Required Lenders have (i) consented (or not consented) to any amendment, modification, waiver, consent or other action with respect to any of the terms of any Loan Document or any departure by the Company or Pledgor therefrom, (ii) otherwise acted on any matter related to any Loan Document or (iii) directed or required the Administrative Agent or any Lender to undertake any action (or refrain from taking any action) with respect to or under any Loan Document, all Loans held by Debt Fund Affiliates, in the aggregate, may not account for more than 49.9% of the Loans of consenting Lenders included in determining whether the Required Lenders have consented to any action pursuant to Section 9.08. Section 9.05. Expenses; Indemnity. (a) The Company agrees (i) to pay or reimburse the Administrative Agent, the Collateral Agent, the Intercreditor Agent, the Lead Arrangers for all reasonable and documented out-of-pocket costs and expenses incurred in connection with the preparation, negotiation, syndication, execution and administration of this Agreement and the other Loan Documents, and any amendment, waiver, consent or other modification of the provisions hereof and thereof (whether or not the transactions contemplated thereby are consummated), and the consummation and administration of the transactions contemplated hereby and thereby (but limited in the case of Attorney Costs to one primary counsel for the Lead Arrangers (which shall initially be Latham & Watkins LLP) and one primary counsel for the Administrative Agent, the Collateral Agent and the Intercreditor Agent (taken as a whole) (which shall initially be Nixon Peabody LLP) in connection with the Transactions and other matters, including primary syndication, to occur on or prior to or otherwise in connection with the Closing Date) and one local counsel for the Administrative Agent, the Collateral Agent, and the Intercreditor Agent (taken as a whole) as reasonably necessary in each relevant jurisdiction material to the interests of the Agents, and one local counsel for the Lead Arrangers as reasonably necessary in each relevant jurisdiction material to the interests of the Lenders taken as a whole (and solely in the case of a conflict of interest, one additional counsel in each relevant jurisdiction that is material to each group of similarly situated affected Agents or Lenders, as applicable) and (ii) to pay or reimburse the Administrative Agent, the Collateral Agent, Intercreditor Agent, the Lead Arrangers and each Lender for all reasonable and documented out- of-pocket costs and expenses incurred in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of any rights or remedies under this Agreement or the other Loan Documents (including all such costs and expenses incurred during any legal proceeding, including any proceeding under any Debtor Relief Laws), but limited with respect to Attorney Costs which shall be limited to Attorney Costs of one counsel to the Administrative Agent, the Collateral Agent and the Intercreditor Agent (taken as a whole) and a separate counsel to the Lead Arrangers (and one local counsel to the Administrative Agent, the Collateral Agent, and the Intercreditor Agent (taken as a whole) as reasonably necessary in each relevant jurisdiction material to the interests of the Agents, and one local counsel for the Lead Arrangers as reasonably necessary in each relevant jurisdiction material to the interests of the Lenders taken as a whole (and solely in the case of a conflict of interest, one additional counsel in each relevant jurisdiction that is material to each group of similarly situated affected Agents or Lenders, as applicable)). The foregoing costs and expenses shall include all reasonable and documented search, filing, recording and title insurance charges and fees related thereto, and other related reasonable and documented out-of-pocket fees and expenses incurred by any Agent. The agreements in this Section 9.05(a) shall survive Payment in Full and the resignation or removal of any Agent. All amounts due under this Section 9.05(a) shall be paid within thirty (30) days of receipt by the Company of an invoice 61 relating thereto setting forth such expenses in reasonable detail including, if requested by the Company and to the extent reasonably available, backup documentation supporting such reimbursement request; provided that, with respect to all amounts that would otherwise be due under this Section 9.05(a) prior to the date hereof, such amounts shall be paid on the Closing Date solely to the extent invoiced to the Company within three (3) Business Days prior to the Closing Date (or such shorter time as the Company may agree) and that the Company shall not be invoiced for any amounts prior to the invoice for payment of amounts on the Closing Date or on such date reasonably agreed by the Company and the Administrative Agent if the Closing Date does not occur due to the Company’s failure to satisfy the conditions set forth in Section 3.1 of the Common Terms Agreement. (b) The Company agrees to indemnify and hold harmless the Agents, the Lead Arrangers and each Lender and each Agent-Related Person of any of the foregoing Persons (each such Person, without duplication, being called an “Indemnitee”) from and against any and all liabilities (including Environmental Claims or any actual or alleged presence, Release of Hazardous Materials at, under, on, or from any property currently or formerly owned, leased or operated by the Company, or any property to which the Company has transported or arranged for the transport of Hazardous Materials for treatment, storage or disposal), obligations, losses, damages, penalties, claims, demands, actions, judgments, suits, costs, expenses and disbursements (including Attorney Costs but limited in the case of legal fees and expenses to the reasonable and documented out-of-pocket fees, disbursements and other charges of one counsel to the Administrative Agent’s Indemnitees, Collateral Agent’s Indemnitees and Intercreditor Agent’s Indemnitees (taken as a whole) and a separate counsel to the Lenders’ Indemnitees taken as a whole and one local counsel to the Administrative Agent’s Indemnitees, the Collateral Agent’s Indemnitees and the Intercreditor Agent’s Indemnitees (taken as a whole) in each relevant jurisdiction and one local counsel for the Lenders’ Indemnitees taken as a whole in each relevant jurisdiction, in each case, that is reasonably necessary and is material to the interests of the Agents’ Indemnitees or the Lenders’ Indemnitees (as applicable), and solely in the case of a conflict of interest, one additional counsel in each relevant jurisdiction that is material to each group of similarly situated affected Agents’ Indemnitees or Lenders’ Indemnitees) of any kind or nature whatsoever which may at any time be imposed on, incurred by or asserted against any such Indemnitee in any way arising out of or in connection with (i) the execution, delivery, enforcement, performance, syndication or administration of any Loan Document or any other agreement, letter or instrument delivered in connection with the transactions contemplated thereby or the consummation of the transactions contemplated thereby, (ii) any Commitment or Loan or the use or proposed use of the proceeds therefrom, or (iii) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory (including any investigation of, preparation for, or defense of any pending or threatened claim, investigation, litigation or proceeding), whether brought by a third party or by the Company, and regardless of whether any Indemnitee is a party thereto in all cases, whether or not caused by or arising, in whole or in part, out of the negligence of the Indemnitee; provided that, notwithstanding the foregoing, such indemnity shall not, as to any Indemnitee, be available to the extent that such liabilities, obligations, losses, damages, penalties, claims, demands, actions, judgments, suits, costs, expenses or disbursements resulted from (x) the gross negligence or willful misconduct of such Indemnitee or of any of its Affiliates or their respective directors, officers, employees, partners, agents, advisors or other representatives, as determined by a final non- appealable judgment of a court of competent jurisdiction, (y) a material breach of any obligations

62 under any Loan Document by such Indemnitee (other than the Agents or any Agent-Related Person) or of any of its Affiliates or their respective directors, officers, employees, partners, agents, advisors or other representatives, as determined by a final non-appealable judgment of a court of competent jurisdiction or (z) any dispute solely among Indemnitees (other than any claims against an Indemnitee in its capacity or in fulfilling its role as an agent or arranger or any similar role under the Facility and other than any claims arising out of any act or omission of the Company or its Affiliates). Neither any Indemnitee nor the Company and its Affiliates shall be liable for any damages arising from the use by others of any information or other materials obtained through Datasite or other similar information transmission systems in connection with this Agreement, nor, to the extent permissible under applicable Law, shall any Indemnitee, the Company or its Affiliates have any liability for any special, punitive, indirect or consequential damages relating to this Agreement or any other Loan Document or arising out of its activities in connection herewith or therewith (whether before or after the date hereof) (other than, in the case of the Company or any Lender, in respect of any such damages incurred or paid by an Indemnitee to a third party and for any out-of-pocket expenses in each case subject to the indemnification provisions of this Section 9.05(b) and any such damages shall be deemed and treated as direct damages hereunder and under the other Loan Documents). In the case of action, suit, litigation, investigation, or proceeding to which the indemnity in this action, suit, litigation, investigation, proceeding or any governmental or regulatory action in which Section 9.05(b) applies, such indemnity shall be effective whether or not such action, suit, litigation, investigation, or proceeding is brought by the Company, its directors, stockholders or creditors or an Indemnitee or any other Person, whether or not any Indemnitee is otherwise a party thereto and whether or not any of the transactions contemplated hereunder or under any of the other Loan Documents are consummated. All amounts due under this Section 9.05 shall be paid within thirty (30) days after written demand therefor (together with backup documentation supporting such reimbursement request); provided, however, that such Indemnitee shall promptly refund the amount of any payment to the extent that there is a final judicial determination that such Indemnitee was not entitled to indemnification rights with respect to such payment pursuant to the express terms of this Section 9.05(b). The agreements in this 9.05(b) shall survive the resignation or removal of any Agent, the replacement of any Lender and Payment in Full. For the avoidance of doubt, this Section 9.05(b) shall not apply to Taxes, except any Taxes that represent liabilities, obligations, losses, damages, penalties, claims, demands, actions, prepayments, suits, costs, expenses and disbursements arising from any non-Tax claims. Section 9.06. Right of Set-off. If an Event of Default shall have occurred and be continuing, each Lender is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Lender to or for the credit or the account of the Company against any and all obligations of the Company, now or hereafter existing under this Agreement or any other Loan Document held by such Lender, irrespective of whether or not such Lender shall have made any demand under this Agreement or such other Loan Document and although the obligations may be unmatured. The rights of each Lender under this Section 9.06 are in addition to other rights and remedies (including other rights of set-off) that such Lender may have. Section 9.07. Applicable Law. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK. 63 Section 9.08. Waivers; Amendment. (a) No failure or delay of the Agents or any Lender in exercising any right or power hereunder or under any Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Agents and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or any other Loan Document or consent to any departure by the Company therefrom shall in any event be effective unless the same shall be permitted by Section 9.08(b), and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on the Company in any case shall entitle such Person to any other or further notice or demand in similar or other circumstances. (b) Subject to the Common Terms Agreement and the Intercreditor Agreement, neither this Agreement nor any other Loan Document nor any provision hereof or thereof may be waived, amended or modified except (x) in the case of any Closing Payment and Fee Letter, by the Persons party thereto in accordance with the terms thereof, (y) in the case of this Agreement, pursuant to an agreement or agreements in writing entered into by the Company and the Required Lenders (or the Administrative Agent with the consent of the Required Lenders) and (z) in the case of any other Loan Document, pursuant to an agreement or agreements in writing entered into by each party thereto and consented to by the requisite percentage of Financing Parties set forth in the Common Terms Agreement; provided that no such agreement shall: (i) increase the amount of, or extend, the Commitments of a Lender, or reinstate the Commitments of a Lender after the termination thereof, in each case, without the prior written consent of each such Lender holding such Commitments directly and adversely affected thereby (it being understood that a waiver, amendment or modification of any condition precedent or of any Default, mandatory prepayment or mandatory reductions of the Commitments shall not constitute an increase or extension of any Commitment of any Lender). (ii) decrease or forgive the principal amount of, or decrease the rate of interest on, any Loan, delay the date of any payment, modify the interest provisions hereunder from cash pay to paid in kind or decrease fees or other amounts payable to any Lender, in each case, without the prior written consent of each such Lender directly and adversely affected thereby; (iii) extend the final maturity date of the Facility or extend, postpone or waive any fixed payment date for principal, interest and fees, or amend any definition (including any definition incorporated by reference) in any such provision, in each case, without the prior written consent of each Lender directly and adversely affected thereby (it being understood that any waiver, amendment or modification of any mandatory prepayment of the Loans shall not constitute an extension, postponement or waiver of any such fixed payment date); (iv) except as permitted hereunder, release all or substantially all of the Collateral in any transaction or series of related transaction without the prior written consent of each Lender directly and adversely affected thereby;

64 (v) waive, amend or modify the provisions of this Section 9.08 or the definitions of the terms “Required Lenders” or “Supermajority Lender” or any other provision of this Agreement or the other Loan Documents (or any component definitions of the foregoing) specifying the number or percentage of Lenders required to amend, waive or otherwise modify any rights hereunder or thereunder or make any determination or grant any consent hereunder or thereunder, in each case, without the prior written consent of each Lender; (vi) amend (A) any section of the Loan Documents in a manner that would alter the pro rata sharing of payments and/or application of distributions required thereby, including by modifying the definition of “Pro Rata Share”, (B) Article 9 of the Common Terms Agreement, including the priority of payments set out in Section 9.2 of the Common Terms Agreement and (C) Section 9.04 without the prior written consent of each Lender directly and adversely affected thereby; or (vii) amend Section 7.04 without the prior written consent of each Lender directly and adversely affected thereby. Each Lender shall be bound by any waiver, amendment or modification authorized by this Section 9.08 and any consent by any Lender pursuant to this Section 9.08 shall bind any assignee of such Lender. Notwithstanding anything to the contrary in the Loan Documents, (x) no Defaulting Lender shall have any right to approve or disapprove any waiver, amendment or modification hereunder (and any waiver, amendment or modification which by its terms requires the consent of all Lenders, each affected Lender or each directly and adversely affected Lender may be effected with the consent of the applicable Lenders other than Defaulting Lenders), except that (1) the Commitment of any Defaulting Lender may not be increased or extended, the maturity of the Loans of any Defaulting Lender may not be extended, the rate of interest on any of such Loans may not be reduced, the fees or premium of or due in respect of any such Loans may not be reduced, the principal amount of any of such Loans may not be forgiven, the pro rata status of such Loans may not be forgiven, in each case without the consent of such Defaulting Lender and (2) any waiver, amendment or modification requiring the consent of all Lenders, each affected Lender or each directly and adversely affected Lender that by its terms materially and adversely affects any Defaulting Lender (if such Lender were not a Defaulting Lender) to a greater extent than other affected Lenders shall require the consent of such Defaulting Lender and (y) no Defaulting Lender shall have any right to approve or disapprove any waiver, amendment or modification hereunder and instead shall be deemed to have voted its interest as a Lender as provided in this Section 9.08(b). (c) Notwithstanding anything to the contrary in any Loan Document, without the consent of any other Person, the Company and the Administrative Agent may (but shall not be obligated to), waive, amend or otherwise modify any Loan Document to (i) correct, amend, cure or resolve any ambiguity, omission, defect, typographical error, inconsistency or manifest error therein mistake or defect in such Loan Document, (ii) subject to the Intercreditor Agreement, to make, complete or confirm any grant of Collateral permitted or required by this Agreement or any of the Security Documents or any release of any Collateral that is otherwise permitted under the terms of this Agreement and the Security Documents, (iii) make administrative and operational changes not adverse to any Lender, (iv) subject to the Intercreditor Agreement, to otherwise enhance the rights and benefits of Lenders or (v) to adhere to local law or the reasonable advice of 65 local counsel; provided that, in the case of this Section 9.08(c), in all events the Lenders shall have received at least three (3) Business Days prior written notice thereof of any such waiver, amendment or modification and the Administrative Agent shall not have received, within two (2) Business Days of the date of such notice to the Lenders, a written notice from the Required Lenders that the Required Lenders object to such amendment, waiver or modification. In the absence of such objection from the Required Lenders as provided herein, any such amendment, waiver or modification shall become effective without any further action or the consent of any other Person and shall be binding on the Company, the Administrative Agent and the Lenders. Prior to entering into such amendment or modification, the Administrative Agent shall be entitled to a certificate of a Responsible Officer of the Company stating that such amendment, modification or waiver is permitted by the Loan Documents, upon which the Administrative Agent may conclusively rely. (d) Notwithstanding anything to the contrary in any Loan Document, without the consent of any other Person, the Company and Administrative Agent (acting at the direction of the Required Lenders) shall amend or otherwise modify the Loan Documents to appoint additional structuring lenders and make any other ancillary changes, in each case to reflect the Commitments of such the Lead Arrangers and their Affiliates. (e) Notwithstanding anything to the contrary in any Loan Document, no amendment, waiver or consent shall affect the liabilities, rights, privileges, protections, exculpations, immunities, indemnities, benefits or duties of the Administrative Agent (including the payment of fees, expenses or other amounts payable to the Administrative Agent) without the written consent of the Administrative Agent (such consent to be given or withheld in the Administrative Agent’s sole discretion). Notwithstanding anything to the contrary herein, in connection with any determination as to whether the requisite Lenders have (A) consented (or not consented) to any amendment or waiver of any provision of this Agreement or any other Loan Document or any departure by the Company therefrom, (B) otherwise acted on any matter related to any Loan Document, or (C) directed or required the Administrative Agent or any Lender to undertake any action (or refrain from taking any action) with respect to or under any Loan Document, any such Lender (other than any Lender that is a Regulated Bank or an Affiliate of a Regulated Bank) that, as a result of its or its affiliate’s interest in any total return swap, total rate of return swap, credit default swap or other derivative contract (other than any such total return swap, total rate of return swap, credit default swap or other derivative contract entered into pursuant to bona fide market making activities), has a net short position with respect to the Company, the Parent, the Loans and/or Commitments (each, a “Net Short Lender”), without the consent of the Company, shall have no right to vote any of its Loans and Commitments and shall be deemed to have voted its interest as a Lender without discretion in the same proportion as the allocation of voting with respect to such matter by Lenders who are not Net Short Lenders. For purposes of determining whether any such Lender has a “net short position” on any date of determination: (i) derivative contracts with respect to the Loans and Commitments and such contracts that are the functional equivalent thereof shall be counted at the notional amount thereof in U.S. Dollars, (ii) notional amounts in other currencies shall be converted to the U.S. Dollar equivalent thereof by such Lender in a commercially reasonable manner consistent with generally accepted financial practices and based on the prevailing conversion rate (determined on a mid-market basis) on the date of determination, (iii) derivative contracts in respect of an index that includes any of the Company or any instrument issued or

66 guaranteed by the Company shall not be deemed to create a short position with respect to the Loans and/or Commitments, so long as (x) such index is not created, designed, administered or requested by such Lender or its Affiliates and (y) the Company and any instrument issued or guaranteed by any of the Company shall represent less than 5% of the components of such index, (iv) derivative transactions that are documented using either the 2014 ISDA Credit Derivatives Definitions or the 2003 ISDA Credit Derivatives Definitions (collectively, the “ISDA CDS Definitions”) shall be deemed to create a short position with respect to the Loans and/or Commitments if such Lender is a protection buyer or the equivalent thereof for such derivative transaction and (x) the Loans or the Commitments are a “Reference Obligation” under the terms of such derivative transaction (whether specified by name in the related documentation, included as a “Standard Reference Obligation” on the most recent list published by Markit, if “Standard Reference Obligation” is specified as applicable in the relevant documentation or in any other manner), (y) the Loans or the Commitments would be an “Obligation” or a “Deliverable Obligation” under the terms of such derivative transaction or (z) the Company is designated as a “Reference Entity” under the terms of such derivative transactions, and (v) credit derivative transactions or other derivatives transactions not documented using the ISDA CDS Definitions shall be deemed to create a short position with respect to the Loans and/or Commitments if such transactions are functionally equivalent to a transaction that offers such Lender or its Affiliates protection in respect of the Loans or the Commitments, or as to the credit quality of any of the Company other than, in each case, as part of an index so long as (x) such index is not created, designed, administered or requested by such Lender and (y) the Company and any instrument issued or guaranteed by any of the Company shall represent less than 5% of the components of such index. In connection with any such determination, each such Lender shall promptly notify the Administrative Agent in writing that it is a Net Short Lender, or absent such notice shall otherwise be deemed to have represented and warranted to the Company and the Agents that it is not a Net Short Lender (it being understood and agreed that the Company and the Agents shall be entitled to rely on each such representation and deemed representation). The Administrative Agent shall be entitled to conclusively rely on any direction delivered to it in accordance with this Agreement and shall have no duty to inquire as to or investigate the accuracy of any representation or deemed representation by any Lender. Section 9.09. Interest Rate Limitation. Notwithstanding anything herein to the contrary, if at any time the applicable interest rate, together with all fees and charges that are treated as interest under applicable law (collectively, the “Charges”), as provided for herein or in any other document executed in connection herewith, or otherwise contracted for, charged, received, taken, or reserved by any Lender, shall exceed the maximum lawful rate (the “Maximum Rate”) that may be contracted for, charged, taken, received or reserved by such Lender in accordance with applicable law, the rate of interest payable hereunder, together with all Charges payable to such Lender, shall be limited to the Maximum Rate, provided that such excess amount shall be paid to such Lender on subsequent payment dates to the extent not exceeding the legal limitation. Section 9.10. Entire Agreement. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES. Any previous agreement among or representations from the parties or their Affiliates with respect to the subject matter hereof is superseded by this Agreement and the other Loan Documents. Nothing in this Agreement or the 67 other Loan Documents, expressed or implied, is intended to confer upon any party other than the parties hereto and thereto any rights, remedies, obligations or liabilities under or by reason of this Agreement or the other Loan Documents. Section 9.11. Waiver of Jury Trial. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS. EACH PARTY HERETO (i) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (ii) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS APPLICABLE, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 9.11. Section 9.12. Severability. In the event any one or more of the provisions contained in this Agreement or in any other Loan Document should be held invalid, illegal, or unenforceable in any respect, the validity, legality, and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions. Section 9.13. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which, when taken together, shall constitute but one contract, and shall become effective as provided in Section 9.03. Delivery of an executed counterpart to this Agreement by electronic transmission of a PDF copy thereof shall be as effective as delivery of a manually signed original. Any such delivery shall be followed promptly by delivery of the manually signed original. Any signature to this Agreement may be delivered by electronic mail (including pdf) or any electronic signature complying with the U.S. federal ESIGN Act of 2000 or the New York Electronic Signature and Records Act or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes to the fullest extent permitted by applicable law. Any Person that uses electronic signatures and electronic methods to send communications to the Administrative Agent assumes all risks arising out of such use, including without limitation the risk of the Administrative Agent acting on an unauthorized communication, and the risk of interception or misuse by third parties. Notwithstanding this paragraph, the Administrative Agent may (but shall not be obligated to) in any instance require that an original document bearing a manual signature be delivered to the Administrative Agent in lieu of, or in addition to, any such electronic communication. Section 9.14. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

68 Section 9.15. Jurisdiction; Consent to Service of Process. (a) Each of the Company, the Administrative Agent and the Lenders hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of any New York State court or federal court of the United States of America sitting in New York County, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the other Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such federal court. The Company further irrevocably consents to the service of process in any action or proceeding in such courts by the mailing thereof by any parties thereto by registered or certified mail, postage prepaid, to the Company at the address specified for the Company in Section 9.01. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement (other than Section 8.09 or Section 8.15) shall affect any right that any Lender or the Administrative Agent may otherwise have to bring any action or proceeding relating to this Agreement or the other Loan Documents against the Company or its properties in the courts of any jurisdiction. (b) Each of the Company, the Administrative Agent and the Lenders hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the other Loan Documents in any New York State or federal court sitting in New York County. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court. Section 9.16. Confidentiality. (a) Each of the Lenders and the Administrative Agent agrees that it shall maintain in confidence any information relating to the Company, its Affiliates and its Affiliates’ directors, managers, officers, trustees, investment advisors or agent, furnished to it by or on behalf of the Company or its Affiliates and shall only use such information solely in connection with the evaluation, administration and enforcement of the Facility (other than information that (a) has become generally available to the public other than as a result of a disclosure by such party in breach of this Agreement, (b) has been independently developed by such Lender or the Administrative Agent without violating this Section 9.16 or (c) was available to such Lender or the Administrative Agent from a third party having, to such Person’s actual knowledge, no contractual or fiduciary obligations of confidentiality to the Company or any such Affiliate) and shall not reveal the same other than to its Affiliates and its and their respective directors, trustees, officers, employees, agents and advisors with a need to know or to any Person that approves or administers the Loans on behalf of such Lender (so long as each such Person shall have been informed of the confidential nature of such information and who are subject to customary confidentiality obligations of professional practice or who agree in writing to be bound by the terms of this Section 9.16 or on terms at least as restrictive as this Section 9.16), except: (i) to the extent necessary to comply with law or any legal process or the regulatory or supervisory 69 requirements of any Governmental Authority (including bank examiners and including in response to routine regulatory reporting, including any filings, submissions or similar documentation required or customary to comply with SEC or other regulatory agencies’ reporting requirements), the National Association of Insurance Commissioners or of any securities exchange on which securities of the disclosing party or any Affiliate of the disclosing party are listed or traded; provided, that to the extent practicable and not prohibited by applicable law, rule or regulation, such Lender or the Administrative Agent shall inform the Company promptly thereof prior to disclosure, (ii) as part of reporting or review procedures to Governmental Authorities (including bank examiners) or the National Association of Insurance Commissioners; provided, that to the extent practicable and not prohibited by applicable law, rule or regulation, such Lender or the Administrative Agent shall inform the Company promptly thereof prior to disclosure, (iii) to (A) its current and prospective leverage providers and financing sources, current and prospective limited partners, investors, valuation providers, consultants, parent companies, Affiliates, advisors, attorneys or auditors (so long as each such Person shall have been informed of the confidential nature of such information and has agreed in writing to be bound by the terms of this Section 9.16 or on terms at least as restrictive as this Section 9.16) or (B) any actual or prospective provider of trade or credit insurance or reinsurance, or of any analogous form of synthetic credit protection or risk participation for the purpose of credit risk mitigation in connection with this Agreement (so long as each such Person shall have been informed of the confidential nature of such information and has agreed in writing to be bound by the terms of this Section 9.16 or on terms at least as restrictive as this Section 9.16); provided that, with respect to any disclosure pursuant to this clause (iii) (other than with respect to ordinary course disclosures, including disclosures made pursuant to applicable legal or regulatory requirements) to a Person which is not an Affiliate of a Lender or the Administrative Agent, the applicable Lender or the Administrative Agent shall use commercially reasonable efforts to notify the Company of the information that it intends to disclose; provided further that, with respect to any disclosure pursuant to clause (iii)(B), the disclosing party hereby agrees to be responsible for any breach of the terms of this Section 9.16 by any such Person receiving such information pursuant to clause (iii)(B), (iv) in connection with the exercise of any remedies under any Loan Document or in order to enforce its rights under any Loan Document in a legal proceeding, (v) to any prospective assignee of, or prospective Participant in, any of its rights under this Agreement (so long as each such Person (1) agrees in writing to be bound by the terms of this Section 9.16 or has otherwise entered into a confidentiality agreement with the Company on terms acceptable to the Company in its sole and absolute discretion and (2) is not a Disqualified Lender) in accordance with the standard processes of the Administrative Agent or customary market standards for dissemination of such type of information, (vi) to any actual or prospective contractual counterparty to Swap Agreements or such contractual counterparty’s professional advisor (so long as each such contractual counterparty agrees to be bound by the provisions of this Section 9.16 or on terms at least as restrictive as those set forth in this Section 9.16 or has otherwise entered into a confidentiality agreement with the Company on terms acceptable to the Company in its sole and absolute discretion and each such professional advisor shall have been instructed to keep the same confidential in accordance with this Section 9.16 and is subject to customary confidentiality obligations of professional practice or who agrees in writing to be bound by the terms of this Section 9.16 or on terms at least as restrictive as this Section 9.16) in accordance with the standard processes of the Administrative Agent or customary market standards for dissemination of such type of information, (vii) on a confidential basis to (x) any rating agency when required by such rating agency in connection with rating the Company or

70 the Loans (it being understood that, prior to any such disclosure, such rating agency shall undertake to preserve the confidentiality of any information relating to the Company received by it) or (y) the CUSIP Service Bureau or any similar agency in connection with the issuance and monitoring of CUSIP numbers with respect to the Facility; and (viii) with the prior written consent of the Company. In addition, and notwithstanding anything to the contrary in this Section 9.16, each of the Lenders and any Participant may disclose such information to (i) any Person who is a current or prospective holder of a Loan Participation Note, (ii) any paying agent that is acting in connection with a Loan Participation Note, and (iii) any trustee that is bound by fiduciary obligations and that is acting on behalf of holders of a Loan Participation Note, so long as, in each case, such Person has been informed of the confidential nature of such information and instructed to keep the same confidential in accordance with this Section 9.16 or on terms at least as restrictive as those set forth herein. In addition, each of the Administrative Agent and the Lenders may disclose the existence of this Agreement and publicly available information about this Agreement to market data collectors, similar service providers to the lending industry and service providers to the Administrative Agent and the Lenders in connection with the administration of this Agreement, the other Loan Documents and the Credit Extensions. If a Lender or the Administrative Agent is requested or required to disclose any such information (other than to its bank examiners and similar regulators, or to internal or external auditors) pursuant to or as required by law or legal process or subpoena, to the extent reasonably practicable it shall give prompt notice thereof to the Company so that the Company may seek an appropriate protective order at the Company’s sole expense and such Lender or the Administrative Agent will cooperate with the Company (or the applicable Affiliate) in seeking such protective order. Notwithstanding the foregoing, with respect to any Lender that is an investment company subject to the reporting requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, such Lender may, to the extent required by Laws, identify the Company, its industry, the type of loans and commitments held by such Lender, the value (and valuation methodology) of such Lender’s holdings in the Company, other customary information consistent with such Lender’s customary practice and other required information in accordance with its Securities Exchange Act of 1934 and/or Investment Company Act of 1940 reporting practices, and such Lender shall not be required to notify the Company of such disclosures. Without limitation of anything in this Section 9.16, it is agreed and understood that none of the Administrative Agent or Lender shall, nor shall they permit any of their Affiliates to, make any press release or similar disclosure concerning this Agreement, the Loan Documents or the transactions contemplated hereby or thereby without the prior written consent of the Company. (b) The Company hereby agrees that each of the Lenders may place, with the consent of the Company, customary advertisements in financial and other newspapers and periodicals or on a home page or similar place for dissemination of customary information on the Internet or worldwide web as they choose, and circulate similar promotional materials, after the final closing of the Transactions in the form of a “tombstone” or otherwise describing the name of the Company and the amount, type and closing date of such Transactions, all at the expense of such Lender; provided that each Lender hereby agrees not to include the name of any other party in such advertisements or other materials without the prior written consent of such other party. (c) Each of the Lenders and the Administrative Agent acknowledges that some or all of the information relating to the Company, its Affiliates and its Affiliates’ directors, managers, officers, trustees, investment advisors or agent, furnished to it by or on behalf of the Company or 71 Affiliate may be price sensitive or inside information or material non-public information and that its use or disclosure may constitute insider dealing or market abuse under applicable law. Each of the Lenders and the Administrative Agent undertake not to use or disclose, and to inform its affiliates that they shall not use or disclose, any such information for any unlawful purpose and must comply with applicable laws that prohibit a person who has price sensitive or inside information or material non-public information about a company from acquiring or selling securities of that company or from communicating that information to any other person in circumstances where it is reasonably foreseeable that the other person may acquire or sell any securities of the company while the relevant information remains material and non-public. (d) In addition to all other remedies available at law, the Company shall be entitled to seek specific performance and injunctive and other equitable relief as a remedy for any breach or threatened breach of this Section 9.16. Section 9.17. Communications. (a) Delivery. (i) The Company hereby agrees that it will use all reasonable efforts to provide to the Administrative Agent (which shall make available to the Lenders) all information, documents and other materials that it is obligated to furnish to the Administrative Agent pursuant to this Agreement and any other Loan Document, including, without limitation, all notices, requests, financial statements, financial and other reports, certificates and other information materials, but excluding any such communication that (A) relates to a request for a new, or a conversion of an existing, borrowing or other extension of credit (including any election of an interest rate or interest period relating thereto), (B) relates to the payment of any principal or other amount due under this Agreement prior to 5:00 p.m. (New York City time) on the scheduled date therefor, (C) provides notice of any Default or Event of Default under this Agreement or (D) is required to be delivered to satisfy any condition precedent to the effectiveness of this Agreement and/or any borrowing or other extension of credit hereunder (all such non-excluded communications collectively, the “Communications”), by transmitting the Communications in an electronic/soft medium in a format reasonably acceptable to the Administrative Agent at the address referenced in Section 9.01(a)(ii). Nothing in this Section 9.17 shall prejudice the right of the Administrative Agent or any Lender or the Company to give any notice or other communication pursuant to this Agreement or any other Loan Document in any other manner specified in this Agreement or any other Loan Document. (ii) Each Lender agrees that notice to it (as provided in the next sentence) specifying that the Communications have been posted to the Platform (as defined below) shall constitute effective delivery of the Communications to such Lender for purposes of the Loan Documents. Each Lender agrees (A) to notify the Administrative Agent in writing (including by electronic communication) from time to time of such Lender’s e-mail address to which the foregoing notice may be sent by electronic transmission and (B) that the foregoing notice may be sent to such e-mail address. (b) Posting. The Company further agrees that the Administrative Agent may make the Communications available to the Lenders by posting the Communications on IntraLinks, SyndTrak, DebtDomain or a substantially similar electronic transmission system (the “Platform”). The Company hereby acknowledges that (i) the Administrative Agent will make available to the

72 Lenders materials and/or information provided by or on behalf of the Company hereunder (collectively, “Company Materials”) by posting the Company Materials on the Platform and (ii) certain of the Lenders may have personnel who do not wish to receive material non-public information with respect to the Company or their respective securities (each, a “Public Lender”). The Company hereby agrees that it will use commercially reasonable efforts to identify that portion of the Company Materials that may be distributed to the Public Lenders and that all the Company Materials shall be clearly and conspicuously marked “PUBLIC”. By marking Company Materials “PUBLIC,” the Company authorizes the Company Materials to be made available to a portion of the Platform designated “Public Investor,” which is intended to contain only information that is publicly available or not material information (though it may be sensitive and proprietary) with respect to the Company or their respective securities for purposes of United States federal and state securities laws or is of a type that would be publicly available if the Company was a public reporting company (in each case, as reasonably determined by the Company). Notwithstanding the foregoing, the Company shall not be under any obligation to mark the Company Materials “PUBLIC”; provided, however, that the Administrative Agent shall be under no obligation to post any material not marked as “PUBLIC” to Public Lenders unless the Company has expressly confirmed to the Administrative Agent in writing that such materials do not constitute material non-public information. Each Public Lender agrees to cause at least one individual at or on behalf of such Public Lender to at all times have selected the “Private Side Information” or similar designation on the content declaration screen of the Platform in order to enable such Public Lender or its delegate, in accordance with such Public Lender’s compliance procedures and applicable law, including United States federal and state securities laws, to make reference to communications that are not made available through the “Public Side Information” portion of the Platform and that may contain material non-public information with respect to the Parent or its Subsidiaries or their securities for purposes of United States federal or state securities laws. (c) Platform. The Platform is provided “as is” and “as available.” The Agent Parties do not warrant the accuracy or completeness of the Communications, or the adequacy of the Platform and expressly disclaim liability for errors or omissions in the Platform and the Communications. No warranty of any kind, express, implied, or statutory, including, without limitation, any warranty of merchantability, fitness for a particular purpose, non-infringement of third party rights or freedom from viruses or other code defects, is made by any Agent Party in connection with the Platform. In no event shall any Agent Party have any liability to the Company, any Lender or any other Person or entity for damages of any kind, including, without limitation, direct or indirect, special, incidental or consequential damages, losses or expenses (whether in tort, contract or otherwise) arising out of the Company’s or the Administrative Agent’s transmission of communications through the internet. Section 9.18. [Reserved]. Section 9.19. PATRIOT Act and Similar Legislation. Each of the Administrative Agent and Lenders hereby notifies the Company that pursuant to the requirements of the PATRIOT Act and the customer due diligence requirements for financial institutions of the Financial Crimes Enforcement Network (as published at 81 FR 29398, 31 CFR 1010, 1020, 1023, 1024, and 1026), and similar legislation, as applicable, it is required to obtain, verify and record information that identifies the Company and its direct and indirect beneficial owners, which information includes the name and address of the Company and other information that will allow the Administrative 73 Agent and the Lenders to identify from time to time the Company and its direct and indirect beneficial owners in accordance with the PATRIOT Act and the customer due diligence requirements for financial institutions of the Financial Crimes Enforcement Network. The Company agrees to furnish such information promptly upon the reasonable request of a Lender. Each Lender shall be responsible for satisfying its own requirements in respect of obtaining all such information. Section 9.20. Judgment. If for the purposes of obtaining judgment in any court it is necessary to convert a sum due hereunder in one currency into another currency, the parties hereto agree, to the fullest extent that they may effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures the Lenders could purchase the first mentioned currency with such other currency on the Business Day preceding that on which final judgment is given. Section 9.21. No Fiduciary Duty. The Administrative Agent, each Lender and their respective Affiliates (collectively, solely for purposes of this paragraph, the “Lenders”), may have economic interests that conflict with those of the Company. The Company hereby agrees that subject to applicable law, nothing in the Loan Documents or otherwise will be deemed to create an advisory, fiduciary or agency relationship or fiduciary or other implied duty between the Administrative Agent, the Lenders and the Company, their equity holders, or their Affiliates. The Company hereby acknowledges and agrees that (a) the transactions contemplated by the Loan Documents are arm’s-length commercial transactions between the Lenders, on the one hand, and the Company, on the other, (b) in connection therewith and with the process leading to such transaction none of the Lenders or the Administrative Agent is acting as the agent or fiduciary of the Company, their respective management, equity holders, creditors or any other person, (c) no Lender nor the Administrative Agent has assumed an advisory or fiduciary responsibility in favor of the Company with respect to the transactions contemplated hereby or the process leading thereto (irrespective of whether any Lender or any of its Affiliates has advised or is currently advising the Company on other matters) or any other obligation to the Company except the obligations expressly set forth in the Loan Documents, (d) the Company have consulted their own legal and financial advisors to the extent it has deemed appropriate and (e) the Lenders and the Administrative Agent may be engaged in a broad range of transactions that involve interests that differ from those of the Company and its Affiliates and no Lender nor the Administrative Agent has an obligation to disclose any such interests to the Company or their respective Affiliates. The Company further acknowledges and agrees that it is responsible for making its own independent judgment with respect to such transactions and the process leading thereto. Section 9.22. Acknowledgement and Consent to Bail-In of Affected Financial Institutions. Notwithstanding anything in this Agreement or any other Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Lender that is an Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

74 (a) the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto to any Lender that is an Affected Financial Institution; and (b) the effects of any Bail-In Action on any such liability, including, if applicable: (i) a reduction in full or in part or cancellation of any such liability; (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or (iii) the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of the applicable Resolution Authority. Section 9.23. Certain ERISA Matters. (a) Each Lender (x) represents and warrants, as of the date such Person became a Lender party hereto, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of the Administrative Agent and their respective Affiliates and not, for the avoidance of doubt, to or for the benefit of the Company, that at least one of the following is and will be true: (i) such Lender is not using “plan assets” (within the meaning of 29 CFR § 2510.3-101, as modified by Section 3(42) of ERISA or otherwise for purposes of Title I of ERISA or Section 4975 of the Code) of one or more Benefit Plans with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments, or this Agreement, (ii) the prohibited transaction exemption set forth in one or more PTEs, such as PTE 84-14 (a class exemption for certain transactions determined by independent qualified professional asset managers), PTE 95-60 (a class exemption for certain transactions involving insurance company general accounts), PTE 90-1 (a class exemption for certain transactions involving insurance company pooled separate accounts), PTE 91-38 (a class exemption for certain transactions involving bank collective investment funds) or PTE 96-23 (a class exemption for certain transactions determined by in-house asset managers), is applicable with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement, (iii) (A) such Lender is an investment fund managed by a “Qualified Professional Asset Manager” (within the meaning of Part VI of PTE 84-14), (B) such Qualified Professional Asset Manager made the investment decision on behalf of such Lender to enter into, participate in, administer and perform the Loans, the Commitments and this Agreement, (C) the entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement satisfies the requirements of sub-sections (b) through (g) and subsection (k) of Part I of PTE 84-14 and (D) to the best knowledge of such Lender, the requirements of subsection 75 (a) of Part I of PTE 84-14 are satisfied with respect to such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement, or (iv) such other representation, warranty and covenant as may be agreed in writing between the Administrative Agent (acting at the direction of the Required Lenders), and such Lender. (b) In addition, unless either (1) sub-clause (i) in the immediately preceding clause (a) is true with respect to a Lender or (2) a Lender has provided another representation warranty and covenant in accordance with sub-clause (iv) in the immediately preceding clause (a), such Lender further (x) represents and warrants, as of the date such Person became a Lender party hereto, to, and (y) covenants, from the date such Person became a Lender party hereto to the date such Person ceases being a Lender party hereto, for the benefit of, the Administrative Agent and not, for the avoidance of doubt, to or for the benefit of the Company, that the Administrative Agent is not a fiduciary with respect to the assets of such Lender involved in such Lender’s entrance into, participation in, administration of and performance of the Loans, the Commitments and this Agreement (including in connection with the reservation or exercise of any rights by the Administrative Agent under this Agreement, any Loan Document or any documents related hereto or thereto). Section 9.24. Acknowledgement Regarding Status of Loans as Non-Securities. The parties acknowledge and agree that the Loans to be extended under this Agreement and participations therein are not and are not intended to “constitute securities,” as defined under the Securities Act of 1933, as amended and the Securities Exchange Act of 1934, as amended (together, the “Securities Act and the Exchange Act”). Each party agrees that it will reflect such Loans and participations therein (if applicable) on its books and records as being instruments that are not “securities,” as defined under the Securities Act and the Exchange Act. In connection with the offer, sale, transfer, loan, pledge, or other disposition of a Loan or participation therein, the parties agree to notify any transferee or pledgee that the Loans and participations are not “securities,” as defined under the Securities Act and the Exchange Act, and, as a result, the purchasers, transferees or pledgees of such Loans or participations will not have the protections of the Securities Act and the Exchange Act in respect to such purchase, pledge or borrowing. For all other purposes, the parties agree to treat such Loans and participations therein as instruments that are not securities, as defined under the Securities Act and the Exchange Act. Section 9.25. Acknowledgment Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guarantee or otherwise, for Swap Agreements or any other agreement or instrument that is a QFC (such support “QFC Credit Support” and each such QFC a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States):

76 In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support. Section 9.26. Erroneous Payments. (a) If the Administrative Agent (x) notifies a Lender or Secured Party, or any Person who has received funds on behalf of a Lender or Secured Party (any such Lender, Secured Party or other recipient (and each of their respective successors and assigns), a “Payment Recipient”) that the Administrative Agent has determined in its reasonable discretion (whether or not after receipt of any notice under immediately succeeding clause (b)) that any funds (as set forth in such notice from the Administrative Agent) received by such Payment Recipient from the Administrative Agent or any of its Affiliates were erroneously or mistakenly transmitted to, or otherwise erroneously or mistakenly received by, such Payment Recipient (whether or not known to such Lender, Secured Party or other Payment Recipient on its behalf) (any such funds, whether transmitted or received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise, individually and collectively, an “Erroneous Payment”) and (y) demands in writing the return of such Erroneous Payment (or a portion thereof) (an “Erroneous Payment Demand”), such Erroneous Payment shall at all times remain the property of the Administrative Agent pending its return or repayment as contemplated below in this Section 9.26 and held in trust for the benefit of the Administrative Agent, and such Lender or Secured Party shall (or, with respect to any Payment Recipient who received such funds on its behalf, shall cause such Payment Recipient to) promptly, but in no event later than two Business Days thereafter (or such later date as the Administrative Agent may, in its sole discretion, specify in writing), return to the Administrative Agent the amount of any such Erroneous Payment (or portion thereof) as to which such a demand was made, in same day funds (in the currency so received), together with interest thereon (except to the extent waived in writing by the Administrative Agent) in respect of each day from and including the date such Erroneous Payment (or portion thereof) was received by such Payment Recipient to the date such amount is repaid to the Administrative Agent in same day funds at the greater of the Federal Funds Effective Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect. A notice of the Administrative Agent to any Payment Recipient under this clause (a) shall be conclusive, absent manifest error. 77 (b) Without limiting immediately preceding clause (a), each Lender, Secured Party or any Person who has received funds on behalf of a Lender or Secured Party (and each of their respective successors and assigns), agrees that if it receives a payment, prepayment or repayment (whether received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise) from the Administrative Agent (or any of its Affiliates) (x) that is in a different amount than, or on a different date from, that specified in this Agreement or in a notice of payment, prepayment or repayment sent by the Administrative Agent (or any of its Affiliates) with respect to such payment, prepayment or repayment, (y) that was not preceded or accompanied by a notice of payment, prepayment or repayment sent by the Administrative Agent (or any of its Affiliates), or (z) that such Lender or Secured Party, or other such recipient, otherwise becomes aware was transmitted, or received, in error or by mistake (in whole or in part), then in each such case: (i) it acknowledges and agrees that (A) in the case of immediately preceding clauses (x) or (y), an error and mistake shall be presumed to have been made (absent written confirmation from the Administrative Agent to the contrary) or (B) an error and mistake has been made (in the case of immediately preceding clause (z)), in each case, with respect to such payment, prepayment or repayment; and (ii) such Lender or Secured Party shall use commercially reasonable efforts to (and shall use commercially reasonable efforts to cause any other recipient that receives funds on its respective behalf to) promptly (and, in all events, within one Business Day of its knowledge of the occurrence of any of the circumstances described in immediately preceding clauses (x), (y) and (z)) notify the Administrative Agent of its receipt of such payment, prepayment or repayment, the details thereof (in reasonable detail) and that it is so notifying the Administrative Agent pursuant to this clause (b). For the avoidance of doubt, the failure to deliver a notice to the Administrative Agent pursuant to this clause (b) shall not have any effect on a Payment Recipient’s obligations pursuant to clause (a) or on whether or not an Erroneous Payment has been made. (c) Each Lender or Secured Party hereby authorizes the Administrative Agent to set off, net and apply any and all amounts at any time owing to such Lender or Secured Party under this Agreement, or otherwise payable or distributable by the Administrative Agent to such Lender or Secured Party under this Agreement with respect to any payment of principal, interest, fees or other amounts, against any amount that the Administrative Agent has demanded to be returned under immediately preceding clause (a). (d) The parties hereto agree that (x) irrespective of whether the Administrative Agent may be equitably subrogated, in the event that an Erroneous Payment (or portion thereof) is not recovered from any Payment Recipient that has received such Erroneous Payment (or portion thereof) for any reason, the Administrative Agent shall be subrogated to all the rights and interests of such Payment Recipient (and, in the case of any Payment Recipient who has received funds on behalf of a Lender or Secured Party, to the rights and interests of such Lender or Secured Party, as the case may be) under the Loan Documents with respect to such amount (the “Erroneous Payment Subrogation Rights”) and (y) an Erroneous Payment shall not pay, prepay, repay, discharge, or otherwise satisfy any Loan Obligations owed by the Parent, Pledgor or the Company; provided that this Section 9.26 shall not be interpreted to increase (or accelerate the due date for),

78 or have the effect of increasing (or accelerating the due date for), the Loan Obligations of the Company relative to the amount (and/or timing for payment) of the Loan Obligations that would have been payable had such Erroneous Payment not been made by the Administrative Agent; provided, further, that for the avoidance of doubt, immediately preceding clauses (x) and (y) shall not apply to the extent any such Erroneous Payment is, and solely with respect to the amount of such Erroneous Payment that is, comprised of funds received by the Administrative Agent from, or on behalf of (including through the exercise of remedies under any Loan Document), the Company for the purpose of making a payment, prepayment, repayment on, or discharging or otherwise satisfying, the Loan Obligations. (e) To the extent permitted by applicable law, no Payment Recipient shall assert any right or claim to an Erroneous Payment, and hereby waives, and is deemed to waive, any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Administrative Agent for the return of any Erroneous Payment received, including, without limitation, any defense based on “discharge for value” or any similar doctrine. Each party’s obligations, agreements and waivers under this Section 9.26 shall survive the resignation or replacement of the Administrative Agent, any transfer of rights or obligations by, or the replacement of, a Lender, the termination of the Commitments and/or the repayment, satisfaction, or discharge of all Loan Obligations (or any portion thereof) under any Loan Document. [SIGNATURE PAGES FOLLOW] [Signature Page to Credit Agreement] IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written. IE US HARDWARE 3 LLC, as Company By: Name: William Roberts Title: Authorized Signatory By: Name: Anthony Lewis Title: Authorized Signatory /s/ William Roberts /s/ Anthony Lewis

CSC DELAWARE TRUST COMPANY, as Administrative Agent By: Name: Kelvin Vargas Title: Vice President [Signature Page to Credit Agreement] /s/ Kelvin Vargas BANCO BILBAO VIZCAYA ARGENTARIA, S.A., NEW YORK BRANCH, as Lender By: Name: Annabella Rutigliano Title: Executive Director By: Name: Armen Semizian Title: Managing Director [Signature Page to Credit Agreement] /s/ Annabella Rutigliano

BANCO BILBAO VIZCAYA ARGENTARIA, S.A., NEW YORK BRANCH, as Lender By: Name: Annabella Rutigliano Title: Executive Director By: Name: Armen Semizian Title: Managing Director [Signature Page to Credit Agreement] /s/ Armen Semizian CITIBANK, N.A., as Lender By: Name: Title: V. Nocerino Vice President [Signature Page to Credit Agreement] /s/ V. Nocerino

Credit Agricole Corporate and Investment Bank, as a Lender By: Name: Bruno Pezy Title: Managing Director By: Name: Guillaume Collet Title: Director [Signature Page to Credit Agreement] /s/ Bruno Pezy /s/ Guillaume Collet [Signature Page to Credit Agreement] DBS BANK LTD., as Lender By: /s/ Erny Ismail _ Name: Erny Ismail Title: Executive Director

[Signature Page to Credit Agreement] GOLDMAN SACHS BANK USA, as Lender By: /s/ Robert Ehudin _ Name: Robert Ehudin Title: Authorized Signatory [Signature Page to Credit Agreement] GOLDMAN SACHS BANK USA, as a Joint Lead Arranger and Joint Bookrunner By: /s/ Robert Ehudin _ Name: Robert Ehudin Title: Authorized Signatory

JPMORGAN CHASE BANK, N.A., as Lender By: Name: Lucas Menendez Title: Executive Director [Signature Page to Credit Agreement] /s/ Lucas Menendez JPMORGAN CHASE BANK, N.A., as a Joint Lead Arranger and Joint Bookrunner By: Name: Lucas Menendez Title: Executive Director [Signature Page to Credit Agreement] /s/ Lucas Menendez

EXHIBIT A-1 FORM OF ASSIGNMENT AND ACCEPTANCE [Omitted] ANNEX 1 STANDARD TERMS AND CONDITIONS FOR ASSIGNMENT AND ACCEPTANCE [Omitted]

EXHIBIT A-2 FORM OF AFFILIATED LENDER ASSIGNMENT AND ACCEPTANCE [Omitted] ANNEX 1 STANDARD TERMS AND CONDITIONS FOR AFFILIATE LENDER ASSIGNMENT AND ACCEPTANCE [Omitted]

EXHIBIT B FORM OF PREPAYMENT NOTICE [Omitted] EXHIBIT C FORM OF BORROWING REQUEST [Omitted]

EXHIBIT D FORM OF LOAN NOTE [Omitted] EXHIBIT E-1 FORM OF TAX CERTIFICATE TAX CERTIFICATE (For Non-U.S. Lenders That Are Not Partnerships For U.S. Federal Income Tax Purposes) [Omitted]

EXHIBIT E-2 FORM OF TAX CERTIFICATE TAX CERTIFICATE (For Non-U.S. Participants That Are Not Partnerships For U.S. Federal Income Tax Purposes) [Omitted] EXHIBIT E-3 FORM OF TAX CERTIFICATE TAX CERTIFICATE (For Non-U.S. Participants That Are Partnerships For U.S. Federal Income Tax Purposes) [Omitted]

EXHIBIT E-4 FORM OF TAX CERTIFICATE TAX CERTIFICATE (For Non-U.S. Lenders That Are Partnerships For U.S. Federal Income Tax Purposes) [Omitted] EXHIBIT F FORM OF ADMINISTRATIVE QUESTIONNAIRE [Omitted]

1 Schedule 2.01 Commitments Lender Delayed Draw Loan Commitment [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] [***] Total $1,545,000,000.00 Schedule 2.08 Attached

Amortization Schedule - DDTL

Dated as of May 29, 2026

Model Date	Monthly Payment Date	Principal Amount Due
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[***]	[***]	[***]
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[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
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[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
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[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
Total Principal Amount Paid		**$1,545,000,000.00**

Schedule 9.04(e) Dutch Auction Procedures This outline is intended to summarize certain basic terms of procedures with respect to certain assignments of Loans by an existing Lender to a Person who is or will become, after such assignment, an Affiliated Lender or a Debt Fund Affiliate (the “Potential Assignee”) pursuant to and in accordance with the terms and conditions of Section 9.04(e) or Section 9.04(h) of the Credit Agreement to which this Schedule 9.04(e) is attached. It is not intended to be a definitive list of all of the terms and conditions of a Dutch auction and all such terms and conditions shall be set forth in the applicable auction procedures documentation set for each Dutch auction (the “Offer Documents”). None of the Administrative Agent, an investment bank of recognized standing selected by the Company to act as auction manager (the “Auction Manager”), or any of their respective Affiliates makes any recommendation pursuant to the Offer Documents as to whether or not any Lender should sell by assignment any of its Loans pursuant to the Offer Documents (including, for the avoidance of doubt, by participating in the Dutch auction as a Lender) or whether or not the Potential Assignee should purchase by assignment any Loans from any Lender pursuant to any Dutch auction. Each Lender should make its own decision as to whether to sell by assignment any of its Loans and, if so, the principal amount of and price to be sought for such Loans. In addition, each Lender should consult its own attorney, business advisor or tax advisor as to legal, business, tax and related matters concerning any Dutch auction and the Offer Documents. Capitalized terms not otherwise defined in this Schedule 9.04(e) have the meanings assigned to them in the Credit Agreement (or if not defined therein, the Common Terms Agreement). Summary. The Potential Assignee may purchase (by assignment) Loans by conducting one or more Dutch auctions, open to all Lenders on a pro rata basis, pursuant to the procedures described herein; provided that no more than one (1) Dutch auction may be ongoing at any one time and no more than four Dutch auctions may be made in any period of four (4) consecutive fiscal quarters of the Company. 1. Notice Procedures. In connection with each Dutch auction, the Potential Assignee will notify the Auction Manager (for distribution to the Lenders) of the Loans that will be the subject of the Dutch auction by delivering to the Auction Manager a written notice in form and substance reasonably satisfactory to the Auction Manager (an “Auction Notice”). Each Auction Notice shall contain (i) the maximum principal amount of Loans the Potential Assignee is willing to purchase (by assignment) in the Dutch auction (the “Auction Amount”), which shall be no less than $20,000,000 or an integral multiple of $1,000,000 in excess thereof, (ii) the range of discounts to par (the “Discount Range”), expressed as a range of prices per $1,000 of Loans, at which the Potential Assignee would be willing to purchase Loans in the Dutch auction, and (iii) the date on which the Dutch auction will conclude, on which date Return Bids (as defined below) will be due at the time provided in the Auction Notice (such time, the “Expiration Time”), as such date and time may be extended upon notice by the Company to the Auction Manager not less than 24 hours before the original Expiration Time. The Auction Manager will deliver a copy of the Offer Documents to each Lender promptly following completion thereof. 2. Reply Procedures. In connection with any Dutch auction, each Lender holding Loans wishing to participate in such Dutch auction shall, prior to the Expiration Time, provide the Auction Manager with a notice of participation in form and substance reasonably satisfactory to the Auction Manager (the “Return Bid”) to be included in the Offer Documents, which shall specify (i) a discount to par that must be expressed as a price per $1,000 of Loans (the “Reply Price”) within the Discount Range and (ii) the principal amount of Loans, in an amount not less than $1,000,000, that such Lender is willing to offer for sale at its Reply Price (the “Reply Amount”); provided that each Lender may submit a Reply Amount that is less than the minimum amount and incremental amount requirements described above only if the Reply Amount equals the entire amount of the Loans held by such Lender at such time. A Lender may only submit one (1) Return Bid per Dutch auction, but each Return Bid may contain up to three (3) component bids, each of which may result in a separate Qualifying Bid (as defined below) and each of which will not be contingent on any other component bid submitted by such Lender resulting in a Qualifying Bid. In addition to the Return Bid, a participating Lender must execute and deliver, to be held by the Auction Manager, an assignment and acceptance in the form included in the Offer Documents which shall be in form and substance reasonably satisfactory to the Auction Manager and the Administrative Agent (the “Auction Assignment and Acceptance”). The Potential Assignee will not purchase any Loans at a price that is outside of the applicable Discount Range, nor will any Return Bids (including any component bids specified therein) submitted at a price that is outside such applicable Discount Range be considered in any calculation of the Applicable Threshold Price (as defined below). 3. Acceptance Procedures. Based on the Reply Prices and Reply Amounts received by the Auction Manager, the Auction Manager, in consultation with the Company, will calculate the lowest purchase price (the “Applicable Threshold Price”) for the Dutch auction within the Discount Range for the Dutch auction that will allow the Potential Assignee to complete the Dutch auction by purchasing the full Auction Amount (or such lesser amount of Loans for which the Potential Assignee has received Qualifying Bids). The Potential Assignee shall purchase (by assignment) Loans from each Lender whose Return Bid is within the Discount Range and contains a Reply Price that is equal to or less than the Applicable Threshold Price (each, a “Qualifying Bid”). All Loans included in Qualifying Bids received at a Reply Price lower than the Applicable Threshold Price will be purchased at a purchase price equal to the applicable Reply Price and shall not be subject to proration. If a Lender has submitted a Return Bid containing multiple component bids at different Reply Prices, then all Loans of such Lender offered in any such component bid that constitutes a Qualifying Bid with a Reply Price lower than the Applicable Threshold Price shall also be purchased at a purchase price equal to the applicable Reply Price and shall not be subject to proration. 4. Proration Procedures. All Loans offered in Return Bids (or, if applicable, any component bid thereof) constituting Qualifying Bids equal to the Applicable Threshold Price will be purchased at a purchase price equal to the Applicable Threshold Price; provided that if the aggregate principal amount of all Loans for which Qualifying Bids have been submitted in any given Dutch auction equal to the Applicable Threshold Price would exceed the remaining portion of the Auction Amount (after deducting all Loans purchased below the Applicable Threshold Price), the Potential Assignee shall purchase the Loans for which the Qualifying Bids submitted were at the Applicable Threshold Price ratably based on the respective principal amounts offered and in an aggregate amount up to the amount necessary to complete the purchase of the Auction Amount. For the avoidance of doubt, no Return Bids (or any component thereof) will be accepted above the Applicable Threshold Price.

5. Notification Procedures. The Auction Manager will calculate the Applicable Threshold Price no later than the third Business Day after the date that the Return Bids were due. The Auction Manager will insert the amount of Loans to be assigned and the applicable settlement date determined by the Auction Manager in consultation with the Potential Assignee onto each applicable Auction Assignment and Acceptance received in connection with a Qualifying Bid. Upon written request of the submitting Lender, the Auction Manager will promptly return any Auction Assignment and Acceptance received in connection with a Return Bid that is not a Qualifying Bid. 6. Additional Procedures. Once initiated by an Auction Notice, the Potential Assignee may withdraw a Dutch auction by written notice to the Auction Manager no later than 24 hours before the original Expiration Time so long as no Qualifying Bids have been received by the Auction Manager at or prior to the time the Auction Manager receives such written notice from the Potential Assignee. Any Return Bid (including any component bid thereof) delivered to the Auction Manager may not be modified, revoked, terminated or cancelled; provided that a Lender may modify a Return Bid at any time prior to the Expiration Time solely to reduce the Reply Price included in such Return Bid. However, a Dutch auction shall become void if the Potential Assignee fails to satisfy one or more of the conditions to the purchase of Loans set forth in, or to otherwise comply with the provisions of Section 9.04 of, the Credit Agreement to which this Schedule 9.04(e) is attached. The purchase price for all Loans purchased in a Dutch auction shall be paid in cash by the Potential Assignee directly to the respective assigning Lender on a settlement date as determined by the Auction Manager in consultation with the Potential Assignee (which shall be no later than ten (10) Business Days after the date Return Bids are due or such longer time as otherwise agreed by each of the Company, the Administrative Agent, the Auction Manager, the Potential Assignee and the respective assigning Lender), along with accrued and unpaid interest (if any) on the applicable Loans up to the settlement date. The Potential Assignee shall execute each applicable Auction Assignment and Acceptance received in connection with a Qualifying Bid. All questions as to the form of documents and validity and eligibility of Loans that are the subject of a Dutch auction will be determined by the Auction Manager, in consultation with the Potential Assignee, and the Auction Manager’s determination will be conclusive absent manifest error. The Auction Manager’s interpretation of the terms and conditions of the Offer Document, in consultation with the Potential Assignee, will be final and binding. None of the Administrative Agent, the Auction Manager, the Collateral Agent, or any of their respective Affiliates assumes any responsibility for the accuracy or completeness of the information concerning the Company, any other Potential Assignee, or any of their Affiliates contained in the Offer Documents or otherwise or for any failure to disclose events that may have occurred and may affect the significance or accuracy of such information. The Auction Manager acting in its capacity as such under a Dutch auction shall be entitled to the benefits of the provisions of Article VIII and Section 9.05 of the Credit Agreement to the same extent as if each reference therein to the “Administrative Agent” were a reference to the Auction Manager, each reference therein to “Agents” included the Auction Manager, each reference therein to the “Loan Documents” were a reference to the Offer Documents, the Auction Notice and Auction Assignment and Acceptance and each reference therein to the “Transactions” were a reference to the transactions contemplated hereby and the Administrative Agent shall cooperate with the Auction Manager as reasonably requested by the Auction Manager in order to enable it to perform its responsibilities and duties in connection with each Dutch auction. This Schedule 9.04(e) shall not require the Company or any other Potential Assignee to initiate any Dutch auction, nor shall any Lender be obligated to participate in any Dutch auction.